UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

212-698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Stockholders.

ANNUAL REPORT

October 31, 2011

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

The most striking aspect of the world stock markets’ behavior in the last couple of years is that they have held up so well in the face of almost unprecedented financial volatility and widespread predictions of “the end of the world as we know it.”

Between 1982 and 1999, a long bull market in stocks had allowed the S&P 500 Index, for example, to multiply by a factor of 15 in 17 years. This spectacular advance was only interrupted by the stock market crash of 1987 and the recession induced by the Kuwait-Iraq war of 1990 – two events that, however important, now look almost insignificant on a long-term chart such as the one above.

That long stock-market advance, reinforced by monetary policies that seemed to suppress the risk of investing, naturally led to speculative excesses, such as the technology and Internet bubble that peaked in early 2000, and the housing and subprime lending frenzy, which peaked in 2007. Both of these bubbles, once pierced, deflated violently and with worldwide consequences.

Yet, despite the traders’ increasingly volatile response to economic and political developments such as the apparently intractable problems of many sovereign debtors, the potential breakdown of the Euro, and the recent downgrading of the credit rating of the United States, the markets generally remain closer to their peaks of 2000 and 2007 than to their bottoms of 2002 and 2009.

Today, some of the more dire predictions for the financial system remain a possibility. But the main difference from three years ago is that they are largely incorporated into the expectations of investors and economic participants, whereas then, they came as a shock to a fairly complacent world.

Another difference has to do with valuations. As measured by price/earnings ratios, for example, stocks had reached record-high valuations at the peak of the high-tech/Internet bubble in early 2000. In 2007 they still were around sixteen.

Annual Report	1

Currently, most indices are selling at valuations that are much closer to their historical averages. This may not be low enough to qualify as the prelude to a major, secular bull market globally, but it leaves some room for positive investment returns over the next decade. In the case of a number of individual securities, sectors, or even countries, single-digit price/earnings ratios already discount an unexciting future and may be in a position to react very positively to the first inkling of good news.

In our modern media-governed world, we tend to overlook the real news that hides behind the obvious headlines. Currently, amid daily announcements of near-sovereign defaults, credit-rating downgrades, and apparently intractable systemic faults, the real debate has started on the fundamental economic and financial contradictions of the system we have lived under for six decades and more. The arguments remain far apart, and real progress may have to await the passage of elections in some major countries. But the debate, after being carefully avoided by successive governments and assemblies, is now taking shape. That is the real news behind the headlines.

In other words, the long period of adjustment that normally follows major financial crises is unfolding slowly but, one could say, more or less normally.

Respectfully,

François Sicart

Chairman

2	October 31, 2011

The Tocqueville Fund

Dear Fellow Shareholder,

The fiscal year ended October 31, 2011, was a volatile and difficult one for markets, investors, and shareholders of mutual funds. It was also a difficult year for investment managers, particularly for bottom-up stock pickers like Tocqueville. Big macroeconomic issues dominated the news and the markets, rendering careful security analysis and value discipline relatively moot. We do not believe this trend will continue indefinitely, but while it lasts, volatility and unprecedented correlation will continue to be center stage, while fundamental research will be waiting in the wings.

Although we fully expect that careful stock selection and in-depth research will reassert their importance in the investment process in the months and years ahead, we do not discount the enormous macro challenges the Western economies face. The welfare state as we have come to know it has been living on borrowed time and borrowed money for decades, and both the time and the money are getting short. The demographic shift of the baby boomers from payers for to consumers of the entitlement programs established by the Western democracies, long predicted but long ignored, is upon us. The first baby boomers, born in 1946, turned 65 in 2011, reaching the threshold age for some of the more-expensive entitlement programs. Wave after wave of new eligible recipients will flood these programs in the years ahead, even as the pool of workers available to pay for the programs shrinks or stagnates. This is not a problem that can be solved by higher levels of taxation, though surely that will be tried. The well-publicized problems of Greece and, indeed, the entire Eurozone, are but a manifestation of this dynamic.

For some time we have been both expecting and dreading these developments, the eventual denouement of which, we believe, will be much higher levels of inflation coupled with correspondingly higher bond yields, as governments are forced to print money to honor their obligations. The higher yields demanded by fixed-income investors will have a devastating effect on over-leveraged governments, particularly our own, which has benefited for so many years from depressed rates, and the foolish decision to fund long-term debts with short-term paper.

In times even as difficult and transformational as these, we remain optimistic about the prospects of well-chosen corporate equities. Indeed, equities strike us as one of the few asset classes, and the only really large one, that may protect investors from the ravages of a resurgent inflation and a deflating sovereign-debt market. Well-positioned companies, with solid finances and significant market shares, should be able to navigate these difficult times and prosper from them as weaker and more leveraged competitors struggle. Our research effort continues to be focused on finding companies that fit our criteria of quality, financial integrity, sound management, and good value. These troubled and transitional times have created a lot of values, and shares of many good-quality companies are out of favor and inexpensive. We own a fair number of them in our portfolio. For instance, AFLAC, an insurer, is out of favor and trading well below our target price because of concerns related to its exposure to European sovereign debt and lingering problems from the earthquake in Japan, where it does the majority of its business. Weyerhaeuser, a timber REIT, is trading below its intrinsic value due to lingering weakness in the U.S. housing market, despite its attractive yield and natural position as a long-term inflation hedge. Another example is Microsoft. It is unappreciated because of what we view as the misperception that it is a lumbering giant, out of step with industry trends toward cloud computing and tablet devices. In fact, it is highly cash generative, with what we believe to be a better competitive position than most realize and with several new products in the pipeline, as well as a propensity for returning cash to shareholders through both ordinary and special dividends.

Performance of the Tocqueville Fund for fiscal 2011 was a tepid 4.77%. This compares with 8.09% for the S&P 500 Index. While we are hardly thrilled with these results, neither are we overly disappointed. In tempestuous times like these, it is extremely important to avoid taking on large risks in order to seek outsized returns. (The recent collapse of MF Global, run by former New Jersey Senator and Governor Jon Corzine, is a case in point.) It is far more important to keep capital intact while waiting for the storm clouds to blow over. If temporary and modest underperformance in pursuit of risk control is the result, so be it.

As one of the largest individual shareholders of the Tocqueville Fund, as well as its portfolio manager, let me take this opportunity to thank you for your continued support of the fund and our efforts to preserve and grow your capital.

Respectfully,

Robert W. Kleinschmidt

Portfolio Manager

Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund	4.77%	12.36%	0.84%	7.06%
Standard & Poor’s 500 Stock Index	8.09%	11.41%	0.25%	3.69%

4	October 31, 2011

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this review of the Tocqueville Opportunity Fund’s investment performance and strategy for the fiscal year ended October 31, 2011. On October 12, 2010, the Fund’s name was changed to the Opportunity Fund (formerly the Small Cap Value Fund), and our new investment strategy became effective. During the fiscal year, Fund performance was +13.33%, which outperformed the Russell 2500 Growth Index and the Russell 2000 Index, which increased 11.91% and 6.71% respectively.

The Fund’s investment strategy is focused primarily on small and mid-capitalization issues that may fall within classifications of either growth or value stocks. The portfolio approach does not restrict the Fund from investing in large-capitalization issues, and the Fund has maintained holdings in certain issues as market capitalizations have risen above the SMID capitalization range at the time of initial purchase. Investment selection is driven by analysis of the persistency and level of growth rates, valuation, stability, and capital returns on investment. Our efforts to identify and remain invested in companies include meeting and speaking with the corporate management. Although the Fund’s holdings are predominantly invested in issues that have demonstrated steady and superior growth in earnings, we have also invested in numerous cyclical and economy-sensitive issues, including holdings in the energy, industrial, and material sectors. The investment selection criteria are geared to identify investments under a valuation discipline that we deem “growth at a reasonable price,” not “growth at any price.” While the selection approach is tilted toward historical growth and valuation parameters, the Fund holds, and will continue to invest in, new issues and certain industries where operating histories are short and the business model is not yet fully developed – our investments in certain Internet and healthcare issues fall into this realm.

The Fund seeks to invest for strategic purposes in companies that are positioned to gain market share in expanding industries and markets. We seek to identify companies on the cusp of innovation that can introduce new products and services, or approaches that can revolutionize business processes and consumer models of behavior. Standards that are critical to our evaluation of companies include the following:

•	A differentiated and disruptive technology or solution, product, or service;

•	An innovative R&D platform;

•	A leadership position in a growth market;

•	A strong reinvestment rate in a high return on capital business;

•	Strong barriers to competition and an identifiable competitive advantage;

•	High inside ownership and a dedicated, visionary management.

Over the past fiscal year, the Fund has significantly increased its diversification. We believe that diversification has provided two substantial benefits: 1) reduced risk to competitive threats or operating risks for any single issue; and 2) a disciplined method to initiate investments in new, emerging investment opportunities, which can be increased if there is evidence of success. We deem such investments as pawns in the game of chess, where a surviving pawn may advance from the weakest to the most powerful piece on the chessboard. “Pawns” represent a significant investment strategy of the Fund. Generally they have averaged less than 0.50% position weights in the Fund; but over the past fiscal year, the Fund has nearly doubled its commitment to investments in pawns to more than one-third of the Fund. The Fund’s investments in IPOs and recent issues generally fall within the “pawn” classification. In addition to providing diversification and investment benefits, pawns also have increased the Fund’s exposure to merger-and-acquisition activity. Over the past fiscal year, fourteen of the Fund’s holdings were taken over; all were originally pawns.

The technology, consumer discretionary, staples, and healthcare sectors constituted the Fund’s predominant investments at the fiscal year’s end: 22.3%, 24.8%, 6.1%, and 14.2% respectively. Over the past year the most significant increases in sector commitments were to the materials (+7.0%) and technology (+4.5%) sectors; and we reduced investment in the healthcare (-5.5%) sector. Although the energy sector weighting was reduced on an overall basis (-2.5%), the Fund had four takeovers of energy holdings: Brigham Exploration, Complete Production Services, Pride International, and Petrohawk Energy. While the level of commitment to the sector was reduced, we expanded the number

Annual Report	5

of issues in the sector by nearly 50 percent. Overall performance attribution during the year was led by investments in the consumer discretionary, staples, and energy sectors. Investments and an initial overweighting in the healthcare sector impacted performance most negatively.

Strong investment performance attribution was generated by a number of issues that nearly doubled during the period, including Deckers Outdoor, Herbalife, Alexion Pharmaceuticals, and Tempur-Pedic International. The Fund’s leading contributors were Tractor Supply, Lululemon Athletica, and TIBCO Software. Several investments in the healthcare sector proved disappointing and negatively impacted the Fund. Human Genomes Sciences and Dendreon both won FDA approvals of significant new therapies in lupus and prostate cancer, respectively, but subsequent product revenues missed expectations. The Fund also suffered a hit from an investment in a biotechnology company with a promising drug in cystic fibrosis that failed to meet a primary endpoint of efficacy. The company was later bought by Merck.

The past fiscal year has proven to be a very unsettled period during which business and investor confidence has been undermined. The Japan tsunami, the Arab Spring, and dysfunctional politics in Washington and Europe have pressured valuations and capital flows in global equity markets. Overarching issues of economic uncertainty and political inertia have worn down investor sentiment – policy uncertainty and its ensuing destructive economic yoke have been unanticipated and downright unimaginable. Against an eroded, unpredictable macroeconomic background, however, a majority of our company investments have consistently managed to exceed both revenue and earnings expectations on a quarterly basis. We cannot forecast global-policy outcomes with confidence, but we can invest in and monitor the performance of companies experiencing rapid growth even as the headline news is disconcerting.

Moreover, our confidence in the bright outlook for many of our companies has been boosted by a slew of “Merger Mondays” where investments in the Fund have been taken over! These events provide confirmation of our investment approach, and support the competitive advantage and significant undervaluation of companies in which we have invested. Unlike many of today’s in-and-out traders, corporate buyers are seizing the opportunity to establish a strategic and long-term advantage. Sideways, back-and-forth, and volatile daily price moves are evidence of anxious markets, but have provided frequent opportunities for the Fund to accumulate and increase its investments in the best-positioned companies at discounts to our future expected values for such investments. We remain optimistic that this period of uncertainty will pass and equity-market valuations will normalize, and we believe that investors who maintain longer-term investment horizons will be well rewarded for their perseverance and constancy.

As portfolio manager of the Tocqueville Opportunity Fund, I appreciate your confidence in our ongoing efforts and I look forward to the coming year.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	October 31, 2011

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/01. On July 1, 2010, a new portfolio management team assumed management of The Tocqueville Small Cap Fund and the Fund’s name and investment strategy changed as of October 12, 2010 (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville Opportunity Fund	13.33%	15.76%	1.43%	5.37%
Russell 2500 Growth Total Return Index	11.91%	19.43%	3.88%	6.85%

Annual Report	7

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2011, the Tocqueville International Value Fund’s total U.S. dollar return was a loss of 0.47%. In the same period, the Morgan Stanley EAFE Index, the index against which we are most often compared, had a total U.S. dollar loss of 3.64%. For the 10-year period ended October 31, 2011, the Fund’s total U.S. dollar cumulative return was 180.06%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar cumulative return of 82.31%.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-697-3863. The Fund imposes a 2% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

During the first half of the 2011 fiscal year, global equity markets generally advanced in spite of geopolitical turmoil in the Middle East, fiscal problems in southern Europe, and natural disaster in Japan. Developed markets in the U.S., Europe, and Japan rose as corporate earnings continued to improve, interest rates remained low, and liquidity was abundant. Equity markets declined during the second half of the year, and sharply during the third quarter, as investors marked down valuations to reflect reduced economic growth expectations and the macroeconomic risks associated with the sovereign-debt crisis in Europe, the deficit problem in the U.S., and the seeming inability of governments to respond decisively and effectively to either.

Over the course of the fiscal year, on a total-return basis, the European BE 500 Index declined by 6.53% in local-currency terms, the Japanese Nikkei 225 Index declined by 0.44% in local-currency terms, and the MSCI Asia Pacific ex Japan Index declined by 8.83%. The Euro declined slightly against the U.S. dollar as shaky bank and sovereign finances undercut confidence in the currency, while the Japanese Yen strengthened slightly. Elsewhere, the currencies of commodity producers like Australia and Norway and perceived safe havens, like Switzerland and Uruguay, increased against the U.S. dollar, while currencies of indebted nations in Eastern Europe and elsewhere flagged.

The CRB RIND Index of commodities followed the movement of economic growth expectations and equity markets during the course of the year, finishing modestly higher. Gold continued its ascent as money-printing undercut the credibility of paper currencies and tepid economic performance in developed economies raised the specter of competitive devaluations. In equities, the greatest gains were experienced in commodity-dependent frontier markets like Mongolia and distressed emerging markets like Venezuela and Pakistan. In terms of sectors, gainers included traditionally defensive sectors like tobacco products, healthcare, and food, as well as computer software, while financials, steel, transportation, and leisure shares experienced substantial losses.

Our Fund produced a small loss during the fiscal year, which in light of our focus on positive absolute returns represents a disappointing outcome. We did, however, finish well ahead of the Fund’s benchmark and managed to avoid a meaningful loss. This was largely due to security selection in the areas of consumer staples, industrials, technology, and materials, as well as a low exposure to financials and companies with significant financial leverage. Standout contributors to profits during the year included UK managed-services concern Interserve, Japanese tire maker Bridgestone, Dutch consumer-products company Unilever, Mexican beverage producer FEMSA, supplementary-insurance provider Aflac, Japanese conglomerate Hitachi, Hong Kong electric utility Power Assets Holdings, and Belgian chemical producer Solvay. Our losses were concentrated in economically sensitive shares in Europe, which declined late in the year in the context of rising concerns about sovereign debt. These included Spain-based global hotel group Melia Holdings, French industrial-cable producer Nexans, German steel distributor Kloeckner, German truck-component maker SAF-Holland, and German compact-equipment maker Wacker Neuson. Losses in German shares were magnified by the fact that Germany is one of the few markets in Europe where short-selling is allowed, making it the preferred market for hedge funds making negative bets.

Our baseline view going into the 2011 fiscal year was that the global economy would continue along a path of uneven recovery, with developed markets working against the tide of deleveraging and emerging economies helping at the margin. We believed there was bound to be a soft patch during 2011, with several emerging economies having raised interest rates in late 2010 to combat inflation and stimulus packages in the U.S. and elsewhere coming to an end. But the lack of decisive and effective government response to the sovereign-debt issue in Europe, coupled with the fiscal debate

8	October 31, 2011

in the U.S., produced uncertainty. This in turn caused businesses and consumers to slow their spending, intensifying the slowdown in Europe and impeding a recovery in the U.S.

Currently it would appear that Europe is working its way toward a solution that will stave off a disorderly dissolution of the Eurozone, but not one that will encourage growth. And with an election year in the U.S., good economic decision-making will remain hostage to politics. In short, we do not expect much of an economic tailwind from the developed Western economies during the coming year. On the other hand, several emerging markets like China and Brazil that had raised rates last year have become more accommodative and growth-focused, with inflation apparently subdued.

During the fiscal year we exited our positions in Hong Kong electric utility Power Assets, Belgian chemical producer Solvay, Dutch animal-feed concern Nutreco, Belgian wire-cord producer Bekaert, French water utility Veolia Environnement, Brazilian iron-ore producer Vale, and global oil-services provider Schlumberger, as they reached our valuation objectives. We sold Telekom Indonesia, where our investment thesis was undercut by a change in competitive conditions that produced pricing and margin pressures; and Brazilian producer Petrobras, whose massive capital-expenditure plans could cause the company to consume cash for the foreseeable future. Our contrarian approach led us to look for ideas in discrete areas of the global economy that were out of favor at times during the year. In the wake of the tsunami in Japan, we capitalized on the market decline by adding to several existing positions there, including Takata, Hitachi, Bridgestone, Makita, and Canon. We responded to the sharp sell-off in Europe in late summer by focusing our research efforts on identifying economically sensitive businesses whose valuations were attractive, even assuming a recessionary economic scenario. As a result, we took a position in Akzo Nobel, a leading global producer of chemicals for paint and coatings, that has consistently earned returns in excess of its cost of capital over the last decade and was trading at a low multiple of free cash flow.

We also sought out companies whose shares had declined in sympathy with the decline in European bank shares, but that were not subject to the same balance-sheet risks. As a result, we took a position in Japanese supplemental-insurance provider Aflac, which had declined due to its relatively small exposure to European sovereign debt in its bond portfolio and was trading at a modest multiple of earnings.

During the fiscal year we also took new positions in Spanish information-technology concern Indra Systems, which was depressed due to concerns about its government contracts but had a high free cash-flow yield and growth opportunities in Latin America; in French pharmaceutical concern Ipsen, which traded at a discount to the net present value of cash flows from its existing portfolio of drugs and gave no value to its pipeline of new products; in Australian facilities-management and food-services concern Spotless Group, which has a strong market position, attractive cash-flow characteristics, and is restructuring certain underperforming assets to improve financial performance; in Belgian telecom services provider Mobistar, which has a double-digit free cash-flow yield and would represent an accretive acquisition for controlling shareholder France Telecom; in French wire and cable producer Nexans, which has implemented a meaningful cost-reduction program to enhance margins; in Japanese optics maker Hoya, a net cash company with leading positions in niche electronics markets and a growing healthcare business; and in Halfords, a UK auto retail/repair-shop chain, which generates ample free cash flow and strong returns on capital despite cyclically depressed consumer confidence.

With macro considerations dominating investor psychology over the last half year, market and security price movements have been highly correlated. We expect that as volatility subsides the importance of security selection will reassert itself.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above-average returns with below-average risk over the course of an economic cycle.

Respectfully,

James Hunt
Portfolio Manager

Annual Report	9

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund	-0.47%	15.99%	1.26%	10.85%
MSCI EAFE Index	-3.64%	10.42%	-1.95%	6.19%

10	October 31, 2011

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During fiscal 2011 ending October 31, the Tocqueville Gold Fund returned 1.84%, compared to -0.05% for the PHLX Gold/Silver Sector Index (XAU) and 8.09% for the S&P 500 Index. The price of gold rose 26.15% during the period. The Fund’s position in physical gold is 6.3% of its net assets; the balance is in shares of companies whose principal business is gold production, mine development, or exploration. The Fund also holds equities of silver-mining companies.

Events over the past fiscal year have served as a tumultuous setting for gold’s record advance to slightly above $1900/oz. before settling back to close the Fund’s fiscal year at $1715/oz. Mounting geopolitical tensions in the Mideast and the natural disaster in Japan earlier in the year added yet more reasons to the list of why to own gold, as investors sought the refuge of a safe-haven asset. However, the ongoing financial crises on both sides of the Atlantic underpin gold’s continued prominence as an investment and the rational justification for ownership. In the U.S., failures to raise the debt ceiling and enact reasonable reductions to spending have kept the government on credit watch by the credit agencies. Across the Atlantic, what used to be a problem confined to the PIIGS seems to have spread to the core of the Eurozone.

Most investors expect economic growth to provide some resolution of these problems. However, the prospects for growth are undermined by the contentious political climate. Failing growth, the market seems to hope that another round of quantitative easing will provide the impetus to alleviate global catastrophe. The consequence of such an action would be inflationary, which should continue to drive the bid for gold.

Although gold has continued to perform well in this environment, gold-mining equities have not kept pace with bullion. Relative to mining equities, investment in the metal is straightforward and clear cut. There is no business risk. Investing in the business of mining gold demands more complex and specialized analysis. Given the flight to safety in capital markets, it is not surprising that investors flock first to bullion.

However, given the historically wide divergence in performance between the two, we believe gold-mining equities represent an extraordinary opportunity to participate in the bullish secular trend for gold. Mining shares can provide potential sources of additional return compared to bullion: dividends, addition of further ounces through exploration, and the prospect for accretive M&A. As the market normalizes the advances in the bullion price to some sustainable level, it will come to realize that the sector is producing strong and sustainable free cash flows, thus providing tremendous flexibility for the sector to increase its dividend payout ratios.

The Fund outperformed its benchmark for the fiscal year. The top contributors over this period included physical gold, Scorpio Mining, and Richfield Ventures, which appreciated 26.2%, 137.4%, and 243.7% respectively. Disappointments included Agnico-Eagle Mines, ATAC Resources, and Romarco Minerals, which declined by 43.7%, 46.1%, and 63.2% respectively. Despite the market volatility, we continue to stick by our strategy of investing in promising exploration companies that we see adding value through resource discovery and potentially M&A. During the period, Richfield Ventures was acquired by a producing company looking to bolster its development pipeline. It is merely one example over the years that continues to affirm our investment strategy. However, in recognition of the valuation gap between bullion and equities and the expectation of increased dividends in the sector, we have selectively increased positions of producing companies to the portfolio as well.

Annual Report	11

We believe that the current environment represents an excellent entry point for those investors who wish to protect capital from the monetary debasement that, in our view, almost certainly lies ahead.

Sincerely,

John C. Hathaway

Portfolio Manager

12	October 31, 2011

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2003, 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2011

	1 Year	3 Year	5 Year	10 Year
Tocqueville Gold Fund	1.84%	58.18%	16.99%	25.99%
Philadelphia Stock Exchange Gold and Silver Index	-0.05%	36.72%	9.03%	15.29%
Standard & Poor’s 500 Stock Index	8.09%	11.41%	0.25%	3.69%

Annual Report	13

The Delafield Fund

Dear Fellow Shareholder,

For the 12 months ended October 31, 2011, the Fund’s net asset value increased 2.10%. This compares to an 8.09% increase in the Standard & Poor’s 500 Index (“S&P 500”) and an increase of 6.71% for the more-representative Russell 2000 Index (“Russell 2000”), both on a total-return basis. The Fund’s net asset value as of October 31, 2011, was $27.21 per share. The net asset value amounted to $1,262,875,778, of which 85.49% was invested in equities and the balance held in cash reserves.

The stock market and the Fund began the year with substantial increases driven by investors’ optimistic outlooks for continued global economic recovery. However, while second-quarter market and Fund returns remained solid, both foreign and domestic political and economic environments had already begun to destabilize. This was particularly apparent in the Middle East, where Egyptian President Hosni Mubarak was forced to resign amidst massive and sometimes violent public protests; and in Japan, where a massive earthquake caused a tsunami and a nuclear disaster in the northeast portion of the country. Through the first six months ending April 30, 2011, the Fund was up 20.49% versus total returns of 16.36% and 23.73% for the S&P 500 and Russell 2000, respectively.

In the second half of the fiscal year, a continuous barrage of bad news influenced investors, including stubbornly high unemployment in the U.S., the domestic budget deficit impasse, the still-unresolved sovereign-debt crisis in Europe, and slowing global economic growth, including in China. Additionally, market volatility was enormous during the second half of the year, which also likely contributed to selling pressure. The Fund declined 15.26% during the final six months of the fiscal year, while the S&P 500 lost 7.11% and the Russell 2000 declined 13.76%, both on a total-return basis.

Our performance in this generally challenging and volatile year was disappointing. Some of our largest holdings reported poor results, while others seemed to suffer disproportionately from the market’s volatility. In the second half of the fiscal year, cyclical stocks were especially hard-hit, which impacted the Fund negatively.

El Paso Corporation and Lubrizol Corporation were acquired at substantial premiums during the fiscal year, making them the largest contributors to our performance. Ferro Corporation, Checkpoint Systems, Inc., and Owens-Illinois, Inc. were the largest detractors, negatively impacting our return by more than 900 basis points in total. Ferro was penalized for its exposure to the solar industry and European end markets. Checkpoint’s earnings results were weak and its exposure to retail end markets was a negative, and shares in Owens-Illinois fell sharply on the heels of disappointing earnings and outlook.

We cannot forecast near-term market movements with any degree of certainty. Indeed, the market continues to experience unpredictable daily fluctuations, with fear and uncertainty driving stocks down one day, followed by optimistic and opportunistic buying the next. Therefore, we remain focused on what we do control, which is the strategy we employ to protect your capital and to enhance its growth. While this fiscal year has been a frustrating one, our approach has resulted in above-average returns for many years. We will seek to provide attractive returns in the years ahead by continuing to employ this logical approach:

1. We search for companies that we believe are selling at prices that seem modest in relationship to the company’s intrinsic value.

2. We meet with management, visit plants, talk to the company’s competitors, consider the makeup of the board of directors, and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct each company’s future.

3. We search for companies in which something may change that will alter that company’s future for the better. This can range from a change in the management or management’s attitude toward how they run the business, to a change in control, to a change in business opportunity, to a change in the dynamics of a company’s cash flow and its use.

14	October 31, 2011

4. If we perform our analysis correctly, the value-added we bring to you is an earlier and better understanding of the companies in our portfolio than that possessed by other investors. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price-earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets that have developed over the last 15 to 20 years, we have come to believe that the long-term investor’s best hedge against volatility is to have cash with which to invest in companies when prices seem unduly depressed.

We have lived through such extraordinary declining markets in the past. Our experience has been that such intense selling usually leads to attractive investment opportunities and, once the panic subsides, to significant gains. In fact, our focus on special-situations investments uncovered a number of opportunities in more cyclical stocks during the second half of the fiscal period, and we began to use excess cash to take advantage of the market dislocation by adding new names to the portfolio and buying more of our favorite holdings.

We are pleased with the current positioning of the portfolio. In general, our investments have solid balance sheets, strong free cash-flow generation, and excellent management teams; and we believe that they are well positioned to prosper and increase in value over time.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

Annual Report	15

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/01. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee wiaviers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2011

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	2.10%	18.28%	4.31%	10.33%
Standard & Poor’s 500 Stock Index	8.09%	11.41%	0.25%	3.69%
Russell 2000 Total Return Index	6.71%	12.87%	0.68%	7.02%

16	October 31, 2011

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the 12 months ended October 31, 2011, the Fund’s net asset value decreased 0.10% versus an increase of 7.97% for the Russell 2500 Index (“Russell 2500”) and 6.71% for the Russell 2000 Index (“Russell 2000”), each on a total-return basis. The Fund’s net asset value as of October 31, 2011, was $11.06 per share. The net asset value amounted to $71,553,741, of which 87.81% was invested in equities and the balance held in cash reserve.

The stock market and the Fund began the year with substantial increases driven by investors’ optimistic outlooks for continued global economic recovery. However, while second-quarter market and Fund returns remained solid, both foreign and domestic political and economic environments had already begun to destabilize. This was particularly apparent in the Middle East, where Egyptian President Hosni Mubarak was forced to resign amidst massive and sometimes violent public protests, and in Japan, where a massive earthquake caused a tsunami and a nuclear disaster in the northeast portion of the country. Through the first six months ending April 30, 2011, the Fund was up 19.69% versus total returns of 23.71% and 23.73% for the Russell 2500 and Russell 2000, respectively.

In the second half of the fiscal year, a continuous barrage of bad news influenced investors, including stubbornly high unemployment in the U.S., the domestic budget deficit impasse, the still-unresolved sovereign-debt crisis in Europe, and slowing global economic growth, including in China. Additionally, market volatility was enormous during the second half of the year, which also likely contributed to selling pressure. The Fund declined 16.53% during the final six months of the fiscal year, while the Russell 2500 lost 12.72% and the Russell 2000 declined 13.76%, both on a total-return basis.

Monotype Imaging Holdings returned more than 32% during the fiscal year as investors drove the shares higher on strong earnings; it was the largest positive contributor to performance. In contrast, our Checkpoint Systems, Inc. and Ferro Corporation holdings suffered substantial declines and were the largest detractors. Checkpoint’s results were weak and its exposure to retail end markets was a negative, while Ferro was penalized for its exposure to the solar industry and European end markets.

We cannot forecast near-term market movements with any degree of certainty. Indeed, the market continues to experience unpredictable daily fluctuations, with fear and uncertainty driving stocks down one day, followed by optimistic and opportunistic buying the next. Therefore, we remain focused on what we do control, which is the strategy we employ to protect your capital and to enhance its growth. While this fiscal year has been a frustrating one, our approach has resulted in above-average returns for many years. We will seek to provide attractive returns in the years ahead by continuing to employ this logical approach:

1. We search for companies that we believe are selling at prices that seem modest in relationship to the company’s intrinsic value.

2. We meet with management, visit plants, talk to the company’s competitors, consider the makeup of the board of directors, and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct each company’s future.

3. We search for companies in which something may change that will alter that company’s future for the better. This can range from a change in the management or management’s attitude toward how they run the business, to a change in control, to a change in business opportunity, to a change in the dynamics of a company’s cash flow and its use.

4. We will typically invest in a focused group of 25 to 35 common stocks issued primarily by small-to-mid-sized domestic companies.

5. If we perform our analysis correctly, the value-added we bring to you is an earlier and better understanding of the companies in our portfolio than that possessed by other investors. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price-earnings multiple.

Annual Report	17

6. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets that have developed over the last 15 to 20 years, we have come to believe that the long-term investor’s best hedge against volatility is to have cash with which to invest in companies when prices seem unduly depressed.

We have lived through such extraordinary declining markets in the past. Our experience has been that such intense selling usually leads to attractive investment opportunities and, once the panic subsides, to significant gains. We are pleased with the current positioning of the portfolio. In general, our investments have solid balance sheets, strong free cash-flow generation, and excellent management teams; and we believe that they are well positioned to prosper and increase in value over time.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

18	October 31, 2011

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/01. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2011

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	-0.10%	22.00%	5.74%	11.78%
Russell 2500 Total Return Index	7.97%	16.04%	2.01%	8.01%
Russell 2000 Total Return Index	6.71%	12.87%	0.68%	7.02%

Annual Report	19

Expense Example—October 31, 2011 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2011-October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	October 31, 2011

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 - October 31, 2011
Actual	$1,000.00	$913.30	$6.03
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

The Tocqueville Opportunity Fund
Actual	$1,000.00	$906.70	$6.68
Hypothetical (5% return before expenses)	1,000.00	1,018.20	7.07

The Tocqueville International Value Fund
Actual	$1,000.00	$854.70	$7.39
Hypothetical (5% return before expenses)	1,000.00	1,017.24	8.03

The Tocqueville Gold Fund
Actual	$1,000.00	$904.90	$6.10
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.46

The Delafield Fund
Actual	$1,000.00	$847.40	$5.82
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

The Tocqueville Select Fund
Actual	$1,000.00	$834.70	$6.43
Hypothetical (5% return before expenses)	1,000.00	1,018.20	7.07

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25%, 1.39%, 1.58%, 1.27%, 1.25% and 1.39% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	21

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of year	$21.53		$18.47		$16.39		$28.93		$24.25

Operations:
Net investment income	0.23		0.32		0.28		0.24		0.18
Net realized and unrealized gain (loss)	0.80		2.97		2.09		(10.56)		4.53

Total from investment operations (1)	1.03		3.29		2.37		(10.32)		4.71

Dividends and distributions to shareholders:
Dividends from net investment income	(0.33)		(0.23)		(0.29)		(0.19)		(0.03)
Distributions from net realized gains	—		—		—		(2.03)		—

Total dividends and distributions	(0.33)		(0.23)		(0.29)		(2.22)		(0.03)

Change in net asset value for the year	0.70		3.06		2.08		(12.54)		4.68

Net asset value, end of year	$22.23		$21.53		$18.47		$16.39		$28.93

Total return	4.8%		18.0%		14.8%		(38.5)%		19.4%
Ratios/supplemental data
Net assets, end of year (000)	$491,541		$489,670		$383,470		$328,609		$523,878
Ratio to average net assets:
Expenses	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.25	%(2)
Net investment income	0.98	%(2)	1.66	%(2)	1.68	%(2)	0.94	%(2)	0.69	%(2)
Portfolio turnover rate	28%		23%		32%		51%		39%

(1)	Total from investment operations per share includes redemption fees of $0.002, $0.002, $0.004, $0.009 and $0.002 per share for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(2)	Net of fees waived amounting to 0.01%, 0.01%, 0.08%, 0.04%, and 0.01% of average net assets for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	October 31, 2011

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.20	$10.78	$9.77	$17.24	$18.04

Operations:
Net investment income (loss)	(0.13)	(0.12)	(0.11)	0.02	0.11
Net realized and unrealized gain (loss)	1.89	2.54	1.23	(5.67)	1.26

Total from investment operations (1)	1.76	2.42	1.12	(5.65)	1.37

Distributions to shareholders:
Dividends from net investment income	—	—	(0.01)	(0.12)	—
Distributions from net realized gains	—	—	(0.10)	(1.70)	(2.17)

Total distributions	—	—	(0.11)	(1.82)	(2.17)

Change in net asset value for the year	1.76	2.42	1.01	(7.47)	(0.80)

Net asset value, end of year	$14.96	$13.20	$10.78	$9.77	$17.24

Total return	13.3%	22.6%	11.7%	(36.2)%	8.4%
Ratios/supplemental data
Net assets, end of year (000)	$46,963	$32,863	$30,498	$36,429	$49,543
Ratio to average net assets:
Expenses	1.36%	1.41%	1.41%	1.35%	1.32%
Net investment income (loss)	(1.04)%	(1.08)%	(0.97%)	0.12%	0.63%
Portfolio turnover rate	110%	104%	62%	169%	90%

(1)	Total from investment operations per share includes redemption fees of less than $0.001 for the fiscal years ended October 31, 2011 and 2010, $0.001, $0.005 and $0.001 for the fiscal years ended October 31, 2009, 2008 and 2007, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	23

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.12	$10.48	$8.49	$16.48	$16.72

Operations:
Net investment income	0.11	0.11	0.10	0.13	0.08
Net realized and unrealized gain (loss)	(0.16)	1.65	2.59	(6.09)	2.25

Total from investment operations (1)	(0.05)	1.76	2.69	(5.96)	2.33

Dividends and distributions to shareholders:
Dividends from net investment income	(0.07)	(0.12)	(0.20)	(0.10)	(0.27)
Distributions from net realized gains	—	—	(0.50)	(1.93)	(2.30)

Total dividends and distributions	(0.07)	(0.12)	(0.70)	(2.03)	(2.57)

Change in net asset value for the year	(0.12)	1.64	1.99	(7.99)	(0.24)

Net asset value, end of year	$12.00	$12.12	$10.48	$8.49	$16.48

Total return	(0.5)%	17.0%	34.0%	(40.8)%	15.3%
Ratios/supplemental data
Net assets, end of year (000)	$199,848	$150,103	$131,613	$118,189	$219,220
Ratio to average net assets:
Expenses	1.56%	1.56%	1.62%	1.56%	1.59%
Net investment income	0.99%	1.03%	0.96%	1.07%	0.49%
Portfolio turnover rate	30%	27%	27%	63%	49%

(1)	Total from investment operations per share includes redemption fees of $0.010, $0.002, $0.001, $0.001 and $0.002 per share for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	October 31, 2011

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$82.00	$49.71	$21.77	$64.36	$51.41

Operations:
Net investment loss	(0.67)	(0.58)	(0.45)	(0.57)	(0.30)
Net realized and unrealized gain (loss)	2.25	32.96	29.28	(33.24)	18.52

Total from investment operations (1)	1.58	32.38	28.83	(33.81)	18.22

Dividends and distributions to shareholders:
Dividends from net investment income	—	—	—	(0.46)	(0.22)
Dividends from net realized gains	(1.61)	(0.09)	(0.89)	(8.32)	(5.05)

Total distributions	(1.61)	(0.09)	(0.89)	(8.78)	(5.27)

Change in net asset value for the year	(0.03)	32.29	27.94	(42.59)	12.95

Net asset value, end of year	$81.97	$82.00	$49.71	$21.77	$64.36

Total return	1.8%	65.2%	135.2%	(60.0)%	38.4%
Ratios/supplemental data
Net assets, end of year (000)	$2,647,078	$2,199,603	$937,492	$410,857	$1,231,475
Ratios to average net assets:
Expenses	1.25%	1.34%	1.50%	1.43%	1.42%
Net investment income (loss)	(0.86)%	(1.11)%	(1.25)%	(1.07)%	(0.81)%
Portfolio turnover rate	3%	9%	9%	28%	26%

(1)	Total from investment operations per share includes redemption fees of $0.102, $0.056, $0.025, $0.027 and $0.028 per share for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	25

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Years Ended October 31,			January 1, 2009 through October 31,		Years Ended December 31,
	2011	2010		2009		2008		2007		2006
Net asset value, beginning of period	$26.65	$21.35		$15.10		$24.33		$25.64		$23.63

Operations:
Net investment income (loss)	(0.08)	(0.00	)(2)	0.03		0.07		0.17		0.19
Net realized and unrealized gain (loss)	0.64	5.32		6.25		(9.23)		1.10		4.64

Total from investment operations (1)	0.56	5.32		6.28		(9.16)		1.27		4.83

Dividends and distributions to shareholders:
Dividends from net investment income	—	—		(0.03)		(0.07)		(0.16)		(0.19)
Dividends from net realized gains	—	—		—		(0.00	)(2)	(2.42)		(2.63)
Return of capital	—	(0.02)		(0.00	)(2)	(0.00	)(2)	—		—

Total distributions	—	(0.02)		(0.03)		(0.07)		(2.58)		(2.82)

Change in net asset value for the period	0.56	5.30		6.25		(9.23)		(1.31)		2.01

Net asset value, end of period	$27.21	$26.65		$21.35		$15.10		$24.33		$25.64

Total return	2.1%	25.0%		41.6	%(3)	(37.6)%		4.9%		20.4%
Ratios/supplemental data
Net assets, end of period (000)	$1,262,876	$933,674		$636,548		$404,860		$656,999		$532,108
Ratios to average net assets:
Expenses	1.23%	1.27%		1.38	%(4)	1.34	%(5)	1.28	%(5)	1.32	%(5)
Net investment income (loss)	(0.30)%	(0.02)%		0.21	%(4)	0.35	%(5)	0.57	%(5)	0.82	%(5)
Portfolio turnover rate	38%	30%		46	%(3)	81%		61%		72%

(1)	Total from investment operations per share includes redemption fees of $0.006 per share for the fiscal years ended October 31, 2011 and 2010, $0.008 per share for the period ended October 31, 2009, $0.01 for the fiscal year ended December 31, 2007 and less than $0.01 per share for the fiscal years ended December 31, 2008 and 2006.
(2)	Represents less than $0.01.
(3)	Not Annualized.
(4)	Annualized.
(5)	Net of fees waived amounting to 0.06%, 0.05% and 0.08% for the fiscal years ended December 31, 2008, 2007, and 2006, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

26	October 31, 2011

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Years Ended October 31,		January 1, 2009 through October 31, 2009		Period from September 29, 2008 (2) through December 31, 2008
	2011	2010
Net asset value, beginning of period	$11.54	$8.46	$5.77		$8.74

Operations:
Net investment income (loss)	(0.07)	(0.03)	(0.00	)(3)	0.01
Net realized and unrealized gain (loss)	0.12	3.12	2.70		(2.97)

Total from investment operations (1)	0.05	3.09	2.70		(2.96)

Dividends and distributions to shareholders:
Dividends from net investment income	—	(0.01)	(0.00	)(3)	(0.01)
Dividends from net realized gains	(0.53)	—	—		—
Return of capital	—	—	(0.01)		—

Total distributions	(0.53)	(0.01)	(0.01)		(0.01)

Change in net asset value for the period	(0.48)	3.08	2.69		(2.97)

Net asset value, end of period	$11.06	$11.54	$8.46		$5.77

Total return	(0.1)%	36.6%	46.7	%(4)	(33.9	)%(4)
Ratios/supplemental data
Net assets, end of period (000)	$71,554	$41,788	$24,681		$9,226
Ratios to average net assets:
Expenses	1.36%	1.38%	1.26	%(5)(6)	1.15	%(5)(6)
Net investment income (loss)	(0.67)%	(0.43)%	(0.16	)%(5)(6)	0.29	%(5)(6)
Portfolio turnover rate	28%	40%	24	%(4)	29	%(4)

(1)	Total from investment operations per share includes redemption fees of $0.008 and $0.007 per share for the fiscal years ended October 31, 2011 and 2010, respectively.
(2)	Inception of Fund.
(3)	Represents less than $0.01 per share.
(4)	Not Annualized.
(5)	Annualized.
(6)	Net of fees waived amounting to 0.77% and 2.32% for the periods ended October 31, 2009 and December 31, 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	27

The Tocqueville Fund

Schedule of Investments as of October 31, 2011

Common Stocks—99.3%	Shares	Value
Automobiles & Components—1.4%
Ford Motor Co.(a)	600,000	$7,008,000
Banks—2.7%
Banco Santander SA—ADR	500,000	4,280,000
East West Bancorp, Inc.	250,000	4,867,500
Mitsubishi UFJ Financial Group, Inc.—ADR	1,000,000	4,330,000
		13,477,500
Capital Goods—8.3%
The Boeing Co.	75,000	4,934,250
General Electric Co.	1,000,000	16,710,000
Illinois Tool Works, Inc.	150,000	7,294,500
ITT Corp.	192,100	8,759,760
Masco Corp.	295,800	2,839,680
		40,538,190
Commercial & Professional Services—1.5%
Steelcase, Inc.	1,000,000	7,410,000
Diversified Financials—1.3%
The Bank of New York Mellon Corp.	300,000	6,384,000
Energy—10.8%
Cameco Corp.(b)	200,000	4,286,000
CARBO Ceramics, Inc.	20,000	2,717,000
Chesapeake Energy Corp.	300,000	8,436,000
Exxon Mobil Corp.	200,000	15,618,000
Murphy Oil Corp.	200,000	11,074,000
Schlumberger Ltd.(b)	150,000	11,020,500
		53,151,500
Food & Staples Retailing—1.4%
Wal-Mart Stores, Inc.	125,000	7,090,000
Food, Beverage & Tobacco—4.5%
Campbell Soup Co.	250,000	8,312,500
The Coca-Cola Co.	150,000	10,248,000
Unilever NV—ADR	100,000	3,453,000
		22,013,500
Health Care Equipment & Services—1.0%
St. Jude Medical, Inc.	125,000	4,875,000
Household & Personal Products—4.0%
Colgate-Palmolive Co.	100,000	9,037,000
Kimberly-Clark Corp.	150,000	10,456,500
		19,493,500
Insurance—2.6%
Aflac, Inc.	200,000	9,018,000
Fidelity National Financial, Inc.	250,000	3,860,000
		12,878,000
Materials—13.0%
BHP Billiton Ltd.—ADR	75,000	$5,856,000
Cliffs Natural Resources, Inc.	100,000	6,822,000
EI du Pont de Nemours & Co.	300,000	14,421,000
Newmont Mining Corp.	275,000	18,378,250
Owens-Illinois, Inc.(a)	400,000	8,032,000
Sonoco Products Co.	200,000	6,278,000
Vulcan Materials Co.	125,000	3,911,250
		63,698,500
Pharmaceuticals, Biotechnology & Life Sciences—10.2%
Alkermes PLC(a)(b)	300,000	5,247,000
Forest Laboratories, Inc.(a)	100,000	3,130,000
Johnson & Johnson	175,000	11,268,250
Merck & Co., Inc.	200,000	6,900,000
Myriad Genetics, Inc.(a)	300,000	6,384,000
Pfizer, Inc.	900,000	17,334,000
		50,263,250
Real Estate—2.4%
CBRE Group, Inc.(a)	250,000	4,445,000
Weyerhaeuser Co.	400,000	7,192,000
		11,637,000
Retailing—2.4%
The Home Depot, Inc.	200,000	7,160,000
Staples, Inc.	300,000	4,488,000
		11,648,000
Semiconductors & Semiconductor Equipment—4.5%
Applied Materials, Inc.	800,000	9,856,000
Intel Corp.	500,000	12,270,000
		22,126,000
Software & Services—14.3%
Adobe Systems, Inc.(a)	200,000	5,882,000
Akamai Technologies, Inc.(a)	200,000	5,388,000
Automatic Data Processing, Inc.	150,000	7,849,500
Bio-key International, Inc.(a)(c)(d)(e)	47,090	—
Google, Inc.(a)	20,000	11,852,800
Mastercard, Inc.	40,000	13,889,600
Microsoft Corp.	700,000	18,641,000
Symantec Corp.(a)	402,400	6,844,824
		70,347,724
Technology Hardware & Equipment—7.3%
Canon, Inc.—ADR	60,000	2,733,000
Cisco Systems, Inc.	700,000	12,971,000
Corning, Inc.	400,000	5,716,000
Hitachi Ltd.—ADR	200,000	10,816,000
Plexus Corp.(a)	150,000	3,855,000
		36,091,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

28	October 31, 2011

The Tocqueville Fund

Schedule of Investments as of October 31, 2011

Common Stocks (continued)	Shares	Value
Telecommunication Services—2.3%
Verizon Communications, Inc.	150,000	$5,547,000
Vodafone Group PLC—ADR	200,000	5,568,000
		11,115,000
Utilities—3.4%
NextEra Energy, Inc.	300,000	16,920,000
Total Common Stocks (Cost $458,626,950)		488,165,664
Warrants—0.0%
Capital Goods—0.0%
EMCORE Corp. Expiration: 02/19/13, Exercise Price: $15.06(a)(c)(d)(e)	39,375	188
Total Warrants (Cost $0)		188
Total Investments (Cost $458,626,950)—99.3%		488,165,852
Other Assets in Excess of Liabilities—0.7%		3,375,488
Total Net Assets—100.0%		$491,541,340

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Australia 1.2%; Britian 1.1%; Canada 0.9%; Curacao 2.2%; Ireland 1.1%; Japan 3.7%; Netherlands 0.7%; Spain 0.9%;
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2011 was $188 which represented 0.0% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of October 31, 2011 was $188 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	29

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2011

Common Stocks—99.9%	Shares	Value
Automobiles & Components—2.3%
BorgWarner, Inc.(a)	7,900	$604,271
Gentex Corp.	16,200	487,944
		1,092,215
Banks—1.3%
BankUnited, Inc.	5,400	117,666
Pinnacle Financial Partners, Inc.(a)	11,100	166,611
Signature Bank(a)	6,200	345,650
		629,927
Capital Goods—5.4%
AO Smith Corp.	7,900	293,564
AMETEK, Inc.	7,200	284,544
Citrix Systems, Inc.(a)	3,100	225,773
Dover Corp.	2,800	155,484
Esterline Technologies Corp.(a)	2,800	156,520
Gardner Denver, Inc.	2,900	224,257
Joy Global, Inc.	2,800	244,160
Polypore International, Inc.(a)	6,000	314,700
RBC Bearings, Inc.(a)	4,800	194,400
Valmont Industries, Inc.	1,600	137,200
WABCO Holdings, Inc.(a)	6,200	311,302
		2,541,904
Commercial & Professional Services—1.2%
Acacia Research—Acacia Technologies(a)	2,600	103,584
Clean Harbors, Inc.(a)	5,200	303,004
Mistras Group, Inc.(a)	7,000	152,600
		559,188
Consumer Durables & Apparel—7.6%
Deckers Outdoor Corp.(a)	4,900	564,676
Fossil, Inc.(a)	4,100	425,006
Harman International Industries, Inc.	3,500	151,060
Lululemon Athletica, Inc.(a)	14,600	824,608
Polaris Industries, Inc.	5,800	367,372
Ralph Lauren Corp.	2,200	349,338
Tempur-Pedic International, Inc.(a)	7,300	496,838
Tupperware Brands Corp.	6,800	384,472
		3,563,370
Consumer Services—4.7%
BJ’s Restaurants, Inc.(a)	5,100	269,943
Chipotle Mexican Grill, Inc.(a)	2,000	672,240
Hyatt Hotels Corp.(a)	5,500	204,545
Intercontinental Hotels Group PLC—ADR	10,000	184,800
Panera Bread Co.(a)	2,600	347,594
Sotheby’s	6,800	239,496
Wyndham Worldwide Corp.	2,800	94,276
Wynn Resorts Ltd.	1,500	199,200
		2,212,094
Diversified Financials—4.6%
Blackstone Group LP	22,200	$326,562
The Charles Schwab Corp.	17,400	213,672
KKR & Co. LP	23,300	314,084
Lazard Ltd.(b)	8,800	240,592
MSCI, Inc.(a)	12,700	424,053
Portfolio Recovery Associates, Inc.(a)	5,400	378,756
T. Rowe Price Group, Inc.	5,300	280,052
		2,177,771
Energy—8.4%
Cabot Oil & Gas Corp.	3,300	256,476
Cameron International Corp.(a)	3,300	162,162
CARBO Ceramics, Inc.	3,600	489,060
Concho Resources, Inc.(a)	2,200	208,384
Continental Resources, Inc.(a)	2,200	133,430
Core Laboratories NV(b)	4,900	530,474
Dril-Quip, Inc.(a)	3,700	240,870
Energy XXI Bermuda Ltd.(a)(b)	6,900	202,653
GeoResources, Inc.(a)	8,700	230,898
Northern Oil and Gas, Inc.(a)	5,500	132,935
Oceaneering International, Inc.	4,200	175,686
Pioneer Natural Resources Co.	2,000	167,800
Plains Exploration & Production Co.(a)	4,600	144,900
Range Resource Corp.	2,000	137,680
Rosetta Resources, Inc.(a)	4,500	199,530
Rowan Companies, Inc.(a)	5,100	175,899
SM Energy Co.	4,500	373,095
		3,961,932
Food & Staples Retailing—1.1%
The Fresh Market, Inc.(a)	12,700	508,000
Food Manufacturing—0.3%
SodaStream International Ltd.(a)(b)	3,700	126,096
Food, Beverage & Tobacco—3.7%
Boston Beer Co., Inc.(a)	4,300	380,464
Green Mountains Coffee Roasters, Inc.(a)	7,300	474,646
The Hain Celestial Group, Inc.(a)	13,800	463,128
Hansen Natural Corp.(a)	4,500	400,905
		1,719,143
Health Care Equipment & Services—6.6%
athenahealth, Inc.(a)	4,300	227,513
Bio-Reference Labs, Inc.(a)	7,800	156,312
Computer Programs & Systems, Inc.	1,600	81,712
Gen-Probe, Inc.(a)	3,200	192,320
HeartWare International, Inc.(a)	3,500	237,755
HMS Holdings Corp.(a)	9,000	219,960
IDEXX Laboratories, Inc.(a)	4,100	295,159
Intuitive Surgical, Inc.(a)	525	227,777
Magellan Health Services, Inc.(a)	4,200	216,174

The Accompanying Footnotes are an Integral Part of these Financial Statements.

30	October 31, 2011

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2011

Common Stocks (continued)	Shares	Value
MAKO Surgical Corp.(a)	8,800	$338,360
Sirona Dental Systems, Inc.(a)	9,500	455,050
Thoratec Corp.(a)	5,500	200,805
Varian Medical Systems, Inc.(a)	2,300	135,056
Zeltiq Aesthetics, Inc.(a)	8,000	114,000
		3,097,953
Household & Personal Products—2.4%
Church & Dwight Co., Inc.	4,100	181,138
Herbalife Ltd.(b)	15,500	966,580
		1,147,718
Materials—6.5%
Airgas, Inc.	4,950	341,303
Albemarle Corp.	7,700	410,333
Allied Nevada Gold Corp.(a)	7,900	300,042
Aptargroup, Inc.	3,200	153,504
Celanese Corp.	1,900	82,745
Crown Holdings, Inc.(a)	8,500	287,215
Ecolab, Inc.	7,000	376,880
IAMGOLD Corp.(b)	7,100	152,650
Materion Corp.(a)	5,300	140,132
Minerals Technologies, Inc.(c)	2,000	109,680
Molycorp, Inc.(a)	3,300	126,291
Nalco Holding Co.	3,500	131,985
Royal Gold, Inc.	2,600	186,108
Silgan Holdings, Inc.	6,500	244,010
		3,042,878
Media—0.2%
Imax Corp.(a)(b)	3,600	69,228
Pharmaceuticals, Biotechnology & Life Sciences—7.5%
Aegerion Pharmaceuticals, Inc.(a)	12,000	157,080
Alexion Pharmaceuticals, Inc.(a)	10,700	722,357
Alkermes PLC(a)(b)	7,400	129,426
Auxilium Pharmaceuticals, Inc.(a)	8,300	129,148
BioMarin Pharmaceutical, Inc.(a)	6,700	228,537
Cepheid(a)	8,500	304,980
Covance, Inc.(a)	3,400	172,482
Endo Pharmaceuticals Holdings, Inc.(a)	6,000	193,860
Exact Sciences Corp.(a)	12,800	101,760
Forest Laboratories, Inc.(a)	4,700	147,110
Illumina, Inc.(a)	2,100	64,302
Incyte Corp., Ltd.(a)	22,100	304,317
Pharmasset, Inc.(a)	5,200	366,080
Salix Pharmaceuticals Ltd.(a)	3,600	123,318
Seattle Genetics, Inc.(a)	6,800	149,600
United Therapeutics Corp.(a)	4,700	205,531
		3,499,888
Retailing—7.2%
GNC Holdings, Inc.(a)	4,500	111,375
Guess?, Inc.	4,300	141,857
LKQ Corp.(a)	9,300	$271,374
PetSmart, Inc.	8,400	394,380
priceline.com, Inc.(a)	1,925	977,361
Tiffany & Co.	1,500	119,595
Tractor Supply Co.	12,200	865,468
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,700	518,133
		3,399,543
Semiconductors & Semiconductor Equipment—2.2%
Atmel Corp.(a)	14,400	152,064
Broadcom Corp.(a)	2,700	97,443
Cavium, Inc.(a)	7,500	245,175
Cirrus Logic, Inc.(a)	8,400	139,776
Cypress Semiconductor Corp.(a)	10,900	208,299
Skyworks Solutions, Inc.(a)	9,500	188,195
		1,030,952
Software & Services—17.3%
Ariba, Inc.(a)	7,400	234,432
Baidu, Inc.—ADR(a)	5,450	763,981
Check Point Software Technologies Ltd.(a)(b)	2,700	155,601
comScore, Inc.(a)	9,200	194,212
Concur Technologies, Inc.(a)	5,900	274,468
Equinix, Inc.(a)	2,900	278,429
Facebook, Inc.(a)(d)(e)(f)	30,000	810,000
FactSet Research Systems, Inc.	2,300	228,666
LinkedIn Corp.(a)	1,800	161,820
MICROS Systems, Inc.(a)	5,600	275,632
NetSuite, Inc.(a)	8,700	330,948
Parametric Technology Corp.(a)	20,000	416,600
RealD, Inc.(a)	10,000	111,700
Red Hat, Inc.(a)	5,400	268,110
Rovi Corp.(a)	4,901	242,795
Salesforce.com, Inc.(a)	4,300	572,631
Sapient Corp.	16,500	203,940
Sina Corp.(a)(b)	1,600	130,064
Solera Holdings, Inc.	4,900	267,687
SuccessFactors, Inc.(a)	9,900	264,330
Tencent Holdings Ltd.(b)	8,900	209,761
TIBCO Software, Inc.(a)	28,400	820,476
Ultimate Software Group, Inc.(a)	5,600	337,008
VeriFone Systems, Inc.(a)	4,500	189,945
VMware, Inc.(a)	3,900	381,225
		8,124,461
Technology Hardware & Equipment—7.3%
Acme Packet, Inc.(a)	8,700	315,027
Apple, Inc.(a)	2,275	920,874
Aruba Networks, Inc.(a)	14,000	331,660
F5 Networks, Inc.(a)	1,000	103,950
Finisar Corp.(a)	4,900	100,401

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	31

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2011

Common Stocks (continued)	Shares	Value
Fusion-io, Inc.(a)	9,700	$300,894
Informatica Corp.(a)	10,200	464,100
InterDigital, Inc.	2,000	86,900
LogMein, Inc.(a)	2,500	101,675
Measurement Specialties, Inc.(a)	4,500	140,445
NetApp, Inc.(a)	3,400	139,264
Riverbed Technology, Inc.(a)	16,000	441,280
		3,446,470
Telecommunication Services—0.4%
Cogent Communications Group, Inc.(a)	6,000	96,300
Towerstream Corp.(a)	34,000	97,920
		194,220
Transportation—1.7%
Hertz Global Holdings, Inc.(a)	21,500	249,400
Kansas City Southern(a)	8,600	543,262
		792,662
Total Common Stocks (Cost $40,690,298)		46,937,613
Short-Term Investments—0.1%	Principal Amount
Repurchase Agreement—0.1%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2011, due 11/01/2011, collateralized by: Freddie Mac Giant 15 Year Fixed (Pool #G11649) valued at $47,038. Repurchase proceeds of $46,000.	$46,000	46,000
Total Short-Term Investments (Cost $46,000)		46,000
Total Investments (Cost $40,736,298)—100.0%		46,983,613
Liabilities in Excess of Other Assets—0.0%		(20,777)
Total Net Assets—100.0%		$46,962,836

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Britain 0.4%; Bermuda 0.9%; Canada 0.5%; Cayman Islands 4.4%; Ireland 0.3%; Israel 0.6%; Netherlands 1.1%
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at October 31, 2011 was $810,000 which represented 1.7% of net assets.
(e)	Fair valued security. The aggregate value of fair valued securities as of October 31, 2011 was $810,000 which represented 1.7% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	October 31, 2011

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2011

Common Stocks—95.4%	Shares	Value
Australia—2.8%
BHP Billiton Ltd.—ADR	20,000	$1,561,600
Spotless Group Ltd.	1,900,000	3,956,442
		5,518,042
Belgium—4.3%
Groupe Bruxelles Lambert SA	43,063	3,310,107
Mobistar SA	55,000	3,129,787
Umicore SA	50,000	2,138,957
		8,578,851
Canada—1.4%
Barrick Gold Corp.	55,000	2,722,500
France—16.4%
Bollore	16,000	3,678,951
Cie de St-Gobain	85,000	3,928,488
Haulotte Group SA(a)	180,000	2,009,400
Ipsen SA	120,000	3,960,345
Nexans SA	50,000	3,145,129
Sanofi	75,000	5,365,428
Total SA—ADR	110,000	5,753,000
Vivendi SA	225,000	5,027,946
		32,868,687
Germany—5.2%
Kloeckner & Co. SE	260,000	3,875,226
Siemens AG—ADR	36,000	3,778,920
Wacker Neuson SE	220,000	2,737,088
		10,391,234
Hong Kong—2.8%
Clear Media Ltd.(a)	3,800,000	1,448,933
PYI Corp., Ltd.	45,000,000	1,370,685
Television Broadcasts Ltd.	500,000	2,881,203
		5,700,821
Ireland—2.8%
DCC PLC	200,000	5,614,353
Italy—3.3%
Interpump Group SpA	408,537	2,619,787
Sogefi SpA	1,155,400	4,000,402
		6,620,189
Japan—21.1%
Bridgestone Corp.	165,000	3,868,771
Canon, Inc.—ADR	66,000	3,006,300
Hitachi Ltd.	850,000	4,554,544
Horiba Ltd.	65,000	2,061,917
Hoya Corp.	200,000	4,369,355
Kyoto Kimono Yuzen Co., Ltd.	299,500	3,484,003
Makita Corp.	110,000	4,106,691
MISUMI Group, Inc.	140,000	2,913,023
Omron Corp.	200,000	4,310,278
SMC Corp.	33,000	$5,132,877
Takata Corp.	180,000	4,377,761
		42,185,520
Luxembourg—0.9%
SAF-Holland SA(a)	298,484	1,840,655
Mexico—1.4%
Fomento Economico Mexicano S.A.B. de C.V.—ADR	42,000	2,816,100
Netherlands—7.3%
Akzo Nobel NV	95,000	4,995,295
Koninklijke Philips Electronics NV—ADR	190,000	3,961,500
Unilever NV—ADR	165,000	5,697,450
		14,654,245
Norway—5.3%
Orkla ASA	600,000	5,201,578
Statoil ASA—ADR	210,000	5,340,300
		10,541,878
Spain—4.6%
Banco Santander SA—ADR	310,000	2,653,600
Indra Sistemas SA	250,000	4,189,071
Melia Hotels International SA	314,000	2,302,022
		9,144,693
Switzerland—2.2%
Nestle SA	75,000	4,337,827
United Kingdom—8.4%
Experian PLC	250,000	3,247,685
Halfords Group PLC	650,000	3,408,682
Interserve PLC	650,000	3,444,794
Invensys PLC	400,000	1,447,109
Vodafone Group PLC—ADR	190,000	5,289,600
		16,837,870
United States—5.2%
Aflac, Inc.	95,000	4,283,550
Newmont Mining Corp.	90,000	6,014,700
		10,298,250
Total Common Stocks (Cost $183,200,366)		190,671,715

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	33

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2011

Short-Term Investments—4.1%	Principal Amount	Value
Repurchase Agreement—4.1%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2011, due 11/01/2011, collateralized by: Freddie Mac Giant 15 Year Fixed (Pool #G11440) valued at $8,278,402. Repurchase proceeds of $8,116,002.	$8,116,000	$8,116,000
Total Short-Term Investments (Cost $8,116,000)		8,116,000
Total Investments (Cost $191,316,366)—99.5%		198,787,715
Other Assets in Excess of Liabilities—0.5%		1,060,211
Total Net Assets—100.0%		$199,847,926

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.

Schedule of Open Forward Currency Contracts

Forward Expiration Date	Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Appreciation (Depreciation)
11/17/2011	U.S. Dollars	Euro	7,000,000	9,585,660	$(98,533)
11/30/2011	U.S. Dollars	Euro	5,000,000	7,069,150	152,708
11/30/2011	U.S. Dollars	Euro	3,000,000	4,201,290	51,424

					$105,599

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	October 31, 2011

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2011

Common Stocks—86.5%	Shares	Value
Gold Related Securities—79.7%
Australia—1.1%
Eldorado Gold Corp.(a)(g)	1,544,785	$28,914,046
Canada—55.3%
Agnico Eagle Mines Ltd.	877,000	38,053,030
Agnico Eagle Mines Ltd.(g)	210,837	9,146,317
Alacer Gold Corp.(a)	4,626,800	53,381,690
Alamos Gold, Inc.	3,395,200	62,845,688
Allied Gold Ltd.(a)	3,976,667	9,575,119
Atac Resources Ltd.(a)(b)	10,261,700	43,239,669
Banro Corp.(a)	7,519,500	31,986,637
Barisan Gold Corp.(a)	877,100	391,582
Barrick Gold Corp.	1,207,300	59,761,350
Blue Gold Mining, Inc.(a)(b)(c)(d)(e)	4,000,000	4,011,437
Brazilian Gold Corp.(a)	4,285,800	2,407,874
Corvus Gold, Inc.(a)(b)	2,079,901	1,314,610
Detour Gold Corp.	1,890,600	62,593,228
East Asia Mineral Corp.(a)	4,044,400	3,570,677
Eldorado Gold Corp.	250,000	4,717,500
Eldorado Gold Corp.(a)(g)	2,026,800	38,085,742
European Goldfields Ltd.	4,255,200	47,899,016
Franco-Nevada Corp.	1,635,900	64,812,331
Geomark Exploration Ltd.(a)	1,337,800	1,174,392
Goldcorp, Inc.	718,050	35,069,562
Goldcorp, Inc.(g)	2,138,010	104,031,588
HudBay Minerals, Inc.	378,700	4,146,765
IAMGOLD Corp.	300,000	6,450,000
IAMGOLD Corp.(g)	3,416,796	73,460,686
International Tower Hill Mines Ltd.(a)(b)(g)	5,666,667	28,539,422
International Tower Hill Mines Ltd.(a)(b)	2,493,136	12,839,650
Ivanhoe Mines Ltd.(a)	5,137,050	105,137,517
Kinross Gold Corp.	2,459,600	35,295,260
Minefinders Corp.(a)	1,041,000	14,757,291
Nevsun Resources Ltd.	1,441,400	7,606,485
New Gold, Inc.(a)	1,589,100	19,673,058
New Gold, Inc.(a)(g)	3,871,140	47,964,464
Novagold Resources, Inc.(a)	500,000	4,589,917
Orezone Gold Corp.(a)	2,145,462	7,748,847
Osisko Mining Corp.(a)	8,684,500	104,728,057
Pan American Silver Corp.	1,499,466	41,925,069
Pan American Silver Corp.(g)	61,536	1,719,366
Premier Gold Mines Ltd.(a)	986,000	5,193,378
Primero Mining Corp.(a)	4,264,800	11,980,376
Rockhaven Resources Ltd.(a)(b)	5,000,000	2,508,151
Romarco Minerals, Inc.(a)	16,887,800	16,604,007
SEMAFO, Inc.(a)	5,200,000	39,909,707
Silver Wheaton Corp.	2,714,875	$93,750,687
Strategic Metals Ltd.(a)(b)	10,350,000	14,329,571
Torex Gold Resources, Inc.(a)	11,267,400	17,182,291
Wesdome Gold Mines Ltd.	1,469,700	3,715,720
Yamana Gold, Inc.	4,317,500	64,632,975
		1,464,457,756
Peru—1.5%
Cia de Minas Buenaventura SA—ADR	953,600	39,030,848
South Africa—3.8%
AngloGold Ashanti Ltd.—ADR	824,300	37,266,603
Gold Fields Ltd.(g)	166,249	2,874,345
Gold Fields Ltd.	1,811,500	31,574,445
Harmony Gold Mining Co. Ltd.(g)	1	13
Harmony Gold Mining Co. Ltd.—ADR	2,027,900	26,626,327
Witwatersrand Consolidated Gold Resources Ltd.(a)	335,000	1,773,045
		100,114,778
United Kingdom—4.1%
Randgold Resources Ltd.—ADR	983,200	107,729,224
United States—13.9%
Allied Nevada Gold Corp.(a)	1,229,848	46,709,627
Electrum Ltd.(a)(c)(d)(e)	2,127,287	11,912,807
Freeport-McMoRan Copper & Gold, Inc.	600,000	24,156,000
Gold Resource Corp.(b)	3,642,297	81,951,682
Newmont Mining Corp.	1,814,800	121,283,084
Royal Gold, Inc.	1,152,165	82,471,971
		368,485,171
Total Gold Related		2,108,731,823
Other Precious Metals Related Securities—5.3%
Canada—3.9%
Scorpio Mining Corp.(a)(b)	26,190,819	53,077,948
Silver Range Resources Ltd.(a)(b)	3,450,000	3,980,436
Tahoe Resources, Inc.(a)	2,406,600	45,415,747
		102,474,131
South Africa—0.6%
Ivanplats(a)(c)(d)(e)	4,989,165	14,967,495
United States—0.8%
Sunshine Silver Mines(a)(c)(d)(e)	1,633,545	22,583,760
Total Other Precious Metals Related		140,025,386

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	35

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2011

Common Stocks (continued)	Shares	Value
Other Securities—1.5%
Australia—0.3%
Ivanhoe Australia Ltd.(a)	6,464,000	$7,289,253
Panoramic Resources Ltd.	153,660	224,289
		7,513,542
Canada—0.6%
Cameco Corp.	480,300	10,292,829
Trevali Mining Corp.(a)(b)(c)(d)(e)	8,000,000	7,079,007
		17,371,836
United Kingdom—0.2%
Copper Development Corp.(a)	12,512,000	4,627,144
United States—0.4%
Gold Bullion International LLC(c)(d)(e)	5,000,000	5,000,000
GoviEx Uranium, Inc.(a)(c)(d)(e)	1,750,000	5,250,000
I-Pulse, Inc.(c)(d)(e)	74,532	156,517
		10,406,517
Total Other		39,919,039
Total Common Stocks (Cost $1,404,486,719)		2,288,676,248
Closed-End Mutual Fund—0.8%
Gold Related Securities—0.8%
Sprott Physical Gold Trust(a)	1,400,000	20,706,000
Total Closed-End Mutual Fund (Cost $14,500,000)		20,706,000
Gold Bullion—6.3%	Ounces
Gold Bullion(a)	98,032	168,109,671
Total Gold Bullion (Cost $44,609,241)		168,109,671
Warrants—0.2%	Shares
Gold Related—0.1%
Canada—0.1%
Blue Gold Mining, Inc. Expiration: 9/20/2013, Exercise Price: CAD $1.50(a)(b)(c)(d)(e)	2,000,000	917
Kinross Gold Corp. Expiration: 9/3/2013, Exercise Price: CAD $32.00(a)	108,032	107,300
Minefinders Corp. Expiration: 12/31/2011, Exercise Price: CAD $5.00(a)	125,000	1,156,258
Pan American Silver Corp. Expiration: 1/4/2015, Exercise Price: CAD $35.00(a)(c)(d)(e)	133,333	785,122
Primero Mining Corp. Expiration: 7/20/2015, Exercise Price: CAD $8.00(a)	1,848,400	$723,227
Torex Gold Resources, Inc. Expiration: 11/12/2011, Exercise Price: CAD $1.30(a)	1,250,000	294,708
		3,067,532
Cayman Islands—0.0%
Endeavour Mining Corp. Expiration: 1/30/2014, Exercise Price: CAD $2.50(a)	1,000,000	591,924
Total Gold Related Securities		3,659,456
Other Precious Metals Related—0.1%
Canada—0.1%
Silver Range Resources Ltd. Expiration: 2/10/2013, Exercise Price: $0.85(a)	1,725,000	865,312
South Africa—0.0%
Ivanplats IPO Warrants Expiration: 12/31/2011(a)(c)(d)(e)	487,500	—
Total Other Precious Metals Related		865,312
Total Warrants (Cost $1,314,861)		4,524,768
Short-Term Investments—6.3%	Principal Amount
U.S. Treasury Bills—4.9%
United States Treasury Bills 0.015%, 12/08/2011(f)	$30,000,000	29,999,923
0.015%, 02/09/2012(f)	50,000,000	49,998,250
0.005%, 03/08/2012(f)	50,000,000	49,996,000
		129,994,173
Repurchase Agreement—1.4%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 10/31/2011, due 11/01/2011, collateralized by: Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #555408) valued at $37,252,622. Repurchase proceeds of $36,522,010.	36,522,000	36,522,000
Total Short-Term Investments (Cost $166,519,076)		166,516,173

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	October 31, 2011

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2011

Repurchase Agreement (continued)	Principal Amount	Value
Total Investments (Cost $1,631,429,897)—100.1%		$2,648,532,860
Liabilities in Excess of Other Assets—(0.1)%		(1,454,939)
Total Net Assests—100.0%		$2,647,077,921

Percentages are stated as a percent of net assets.

ADR—American Depository Reciept

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 8.
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securites at October 31, 2011 was $71,747,062, which represented 2.7% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of October 31, 2011 was $71,747,062, which represented 2.7% of net assets.
(e)	Security is considered illiquid an may be difficult to sell.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(g)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	37

The Delafield Fund

Schedule of Investments as of October 31, 2011

Common Stocks—84.7%	Shares	Value
Aerospace & Defense—2.5%
Honeywell International, Inc.	595,000	$31,178,000
Building Products—2.2%
Griffon Corp.(a)	1,550,000	14,678,500
NCI Building Systems, Inc.(a)	500,000	4,555,000
Trex Co., Inc.(a)	475,000	8,778,000
		28,011,500
Chemicals—18.6%
A. Schulman, Inc.	475,000	10,027,250
Ashland, Inc.	500,000	26,480,000
Celanese Corp.	825,000	35,928,750
Cytec Industries, Inc.	375,000	16,751,250
Eastman Chemical Co.	700,000	27,503,000
Ferro Corp.(a)	2,400,000	15,528,000
FMC Corp.	375,000	29,583,750
Minerals Technologies, Inc.(b)	420,000	23,032,800
PolyOne Corp.	1,700,000	19,023,000
Solutia, Inc.(a)	1,150,000	18,687,500
Tronox, Inc.(a)	100,000	12,400,000
		234,945,300
Commercial Banks—0.8%
Hancock Holding Co.	350,000	10,605,000
Commercial Services & Supplies—1.9%
Avery Dennison Corp.	500,000	13,300,000
RR Donnelley & Sons Co.	675,000	11,002,500
		24,302,500
Communications Equipment—1.7%
Harris Corp.	550,000	20,762,500
Computers & Peripherals—0.8%
Diebold, Inc.	300,000	9,684,000
Construction & Engineering—0.8%
Aegion Corp.(a)	700,000	10,353,000
Containers & Packaging—3.3%
Owens-Illinois, Inc.(a)	750,000	15,060,000
Sealed Air Corp.	600,000	10,680,000
Sonoco Products Co.	500,000	15,695,000
		41,435,000
Electrical Equipment—6.3%
Acuity Brands, Inc.	375,000	17,362,500
AMETEK, Inc.	275,000	10,868,000
Belden, Inc.	275,000	8,877,000
Brady Corp.	455,000	13,977,600
Cooper Industries PLC(c)	150,000	7,869,000
Hubbell, Inc.	350,000	20,926,500
		79,880,600
Electronic Equipment, Instruments & Components—8.0%
Checkpoint Systems, Inc.(a)(b)	2,150,000	$28,487,500
Corning, Inc.	1,000,000	14,290,000
Flextronics International Ltd.(a)(c)	4,000,000	26,260,000
Ingram Micro, Inc.(a)	850,000	15,198,000
Plexus Corp.(a)	650,000	16,705,000
		100,940,500
Health Care Equipment & Supplies—1.2%
Teleflex, Inc.	250,000	14,965,000
Household Durables—2.9%
Ethan Allen Interiors, Inc.	250,000	4,950,000
Stanley Black & Decker, Inc.	490,000	31,286,500
		36,236,500
Industrial Conglomerates—5.1%
Carlisle Companies, Inc.	675,000	28,161,000
Tyco International Ltd.(c)	800,000	36,440,000
		64,601,000
Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.(a)	325,000	16,337,750
Machinery—12.3%
Albany International Corp.(b)	725,000	16,377,750
Crane Co.	315,000	13,894,650
Dover Corp.	700,000	38,871,000
Federal Signal Corp.	1,900,000	8,968,000
IDEX Corp.	350,000	12,407,500
Ingersoll-Rand PLC(c)	650,000	20,234,500
Kennametal, Inc.	900,000	35,001,000
Timken Co.	225,000	9,477,000
		155,231,400
Metals & Mining—0.7%
Universal Stainless & Alloy(a)	234,000	8,810,100
Oil, Gas & Consumable Fuels—1.6%
El Paso Corp.	825,000	20,633,250
Professional Services—1.5%
TrueBlue, Inc.(a)	1,475,000	19,499,500
Semiconductors & Semiconductor Equipment—6.2%
Brooks Automation, Inc.	1,150,000	12,017,500
Diodes, Inc.(a)	550,000	12,303,500
Fairchild Semiconductor International, Inc.(a)	1,300,000	19,461,000
Formfactor, Inc.(a)	600,000	3,588,000
International Rectifier Corp.(a)	30,000	728,700
LTX-Credence Corp.(a)	2,000,000	12,660,000
Teradyne, Inc.(a)	1,225,000	17,542,000
		78,300,700

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	October 31, 2011

The Delafield Fund

Schedule of Investments as of October 31, 2011

Common Stocks (continued)	Shares	Value
Specialty Retail—2.2%
Collective Brands, Inc.(a)	1,875,000	$27,393,750
Trading Companies & Distributors—2.8%
Rush Enterprises, Inc.(a)	625,000	12,062,500
WESCO International, Inc.(a)	475,000	23,018,500
		35,081,000
Total Common Stocks (Cost $985,253,130)		1,069,187,850
Real Estate Investment Trust (REITs)—0.8%
Real Estate—0.8%
Kimco Realty Corp.	600,000	10,482,000
Total Real Estate Investment Trust (Cost $5,230,553)		10,482,000
Short-Term Investments—12.7%
Money Market Fund—12.7%
AIM STIT-Treasury Portfolio, 0.02%(d)	160,313,530	160,313,530
Total Short-Term Investments (Cost $160,313,530)		160,313,530
Total Investments (Cost $1,150,797,213)—98.2%		1,239,983,380
Other Assets in Excess of Liabilities—1.8%		22,892,398
Total Net Assets—100.0%		$1,262,875,778

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 8.
(c)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 2.2%; Singapore 2.1%; Switzerland 2.9%.
(d)	Variable rate security. The rate listed is as of October 31, 2011.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	39

The Tocqueville Select Fund

Schedule of Investments as of October 31, 2011

Common Stocks—87.8%	Shares	Value
Chemicals—13.9%
Ashland, Inc.	42,200	$2,234,912
Celanese Corp.	56,000	2,438,800
Cytec Industries, Inc.	19,700	879,999
Minerals Technologies, Inc. (a)	40,000	2,193,600
Solutia, Inc. (b)	135,000	2,193,750
		9,941,061
Communications Equipment—3.1%
Harris Corp.	59,500	2,246,125
Containers & Packaging—3.4%
Sonoco Products Co.	77,400	2,429,586
Diversified Consumer Services—3.6%
Summer Infant, Inc.	324,933	2,540,976
Electrical Equipment—2.4%
Acuity Brands, Inc.	36,500	1,689,950
Electronic Equipment, Instruments & Components—6.7%
Checkpoint Systems, Inc. (a)(b)	173,000	2,292,250
Flextronics International Ltd. (b)(c)	382,200	2,509,143
		4,801,393
Household Durables—9.3%
Ethan Allen Interiors, Inc.	95,500	1,890,900
Stanley Black & Decker, Inc.	28,200	1,800,570
Universal Electronics, Inc. (b)	158,900	2,953,951
		6,645,421
Industrial Conglomerates—3.4%
Carlisle Companies, Inc.	59,000	2,461,480
Internet Software & Services—3.8%
j2 Global Communications, Inc.	88,300	2,717,874
Machinery—17.5%
Albany International Corp. (a)	119,500	2,699,505
Barnes Group, Inc.	53,000	1,233,310
Ingersoll-Rand PLC (c)	76,000	2,365,880
Kennametal, Inc.	89,000	3,461,210
Trimas Corp. (b)	140,400	2,736,396
		12,496,301
Professional Services—4.1%
Stantec, Inc. (b)(c)	121,100	2,969,372
Semiconductors & Semiconductor Equipment—3.4%
Diodes, Inc. (b)	108,000	2,415,960
Software—4.0%
Monotype Imaging Holdings, Inc. (b)	210,000	2,849,700
Specialty Retail—5.8%
Collective Brands, Inc. (b)	200,900	2,935,149
Foot Locker, Inc.	56,000	1,224,160
		4,159,309
Textiles, Apparel & Luxury Goods—3.4%
Maidenform Brands, Inc. (b)	100,400	$2,467,832
Total Common Stocks (Cost $58,080,687)		62,832,340
Short-Term Investments—12.1%
Money Market Fund—12.1%
AIM STIT-Treasury Portfolio, 0.02% (d)	8,636,297	8,636,297
Total Short-Term Investments (Cost $8,636,296)		8,636,297
Total Investments (Cost $66,716,983)—99.9%		71,468,637
Other Assets in Excess of Liabilities—0.1%		85,112
Total Net Assets—100.0%		$71,553,749

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Footnote 8.
(b)	Non-income producing security.
(c)	Foreign issued security. Foreign concentration was as follows: Canada 4.1%; Ireland 3.3%; Singapore 3.5%.
(d)	Variable rate security. The rate shown is as of October 31, 2011.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

40	October 31, 2011

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2011

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

October 31, 2011

Annual Report	41

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

October 31, 2011

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

October 31, 2011

42	October 31, 2011

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

October 31, 2011

The Tocqueville Select Fund

Allocation of Portfolio Holdings

October 31, 2011

Annual Report	43

The Tocqueville Trust

Statements of Assets and Liabilities

October 31, 2011

	The Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Assets
Investments, at value (1)
Unaffiliated issuers	$488,165,852	$46,873,933	$198,787,715	$2,316,889,114	$1,172,085,330	$64,283,282
Affiliated issuers	—	109,680	—	331,643,746	67,898,050	7,185,355
Foreign currencies (2)	—	—	—	885,440	—	—
Cash	—	182	479	542	—	—
Appreciation on forward currency contracts	—	—	105,599	—	—	—
Receivable for investments sold	4,174,538	644,701	—	—	21,855,085	—
Receivable for fund shares sold	1,245,773	5,846	1,063,548	10,739,892	6,402,126	180,777
Dividends, interest and other receivables	282,797	7,344	577,688	150,163	401,251	8,262
Prepaid assets	22,527	11,719	21,979	107,672	49,744	18,516

Total Assets	493,891,487	47,653,405	200,557,008	2,660,416,569	1,268,691,586	71,676,192

Liabilities
Payable for investments purchased	—	625,250	108,036	4,829,323	—	—
Payable for loans outstanding	1,228,453	—	—	—	—	—
Payable for currencies purchased	—	—	—	848,361	—	—
Payable for fund shares redeemed	567,923	1,734	290,002	4,691,543	4,341,652	26,090
Payable to Adviser	276,486	27,978	167,906	1,566,276	730,583	45,879
Payable to Administrator	88,049	7,669	34,843	466,597	227,011	13,043
Accrued distribution fee	42,373	8,356	29,571	114,783	104,964	8,683
Payable to Trustees	12,983	947	4,660	71,721	28,926	1,958
Payable to Chief Compliance Officer	1,015	91	463	6,265	2,518	147
Accrued expenses and other liabilities	132,865	18,544	73,601	743,779	380,154	26,643

Total Liabilities	2,350,147	690,569	709,082	13,338,648	5,815,808	122,443

Net Assets	$491,541,340	$46,962,836	$199,847,926	$2,647,077,921	$1,262,875,778	$71,553,749

Net assets consist of:
Paid in capital	$489,615,303	$45,901,536	$198,789,133	$1,614,678,730	$1,157,546,664	$66,284,048
Accumulated net investment income (loss)	4,136,952	—	1,155,644	(26,998,621)	—	(8,797)
Accumulated net realized gain (loss)	(31,749,817)	(5,186,015)	(7,683,136)	42,282,109	16,142,947	526,844
Net unrealized appreciation on:
Investments and foreign currency related items	29,538,902	6,247,315	7,586,285	1,017,115,703	89,186,167	4,751,654

Net assets	$491,541,340	$46,962,836	$199,847,926	$2,647,077,921	$1,262,875,778	$71,553,749

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	22,113,930	3,139,864	16,653,810	32,293,245	46,405,927	6,471,340
Net asset value, offering and redemption price per share	$22.23	$14.96	$12.00	$81.97	$27.21	$11.06

(1) Cost of Investments
Unaffiliated issuers	$458,626,950	$40,633,424	$191,316,366	$1,383,235,640	$1,080,044,247	$59,609,942
Affiliated issuers	$—	$102,874	$—	$248,194,257	$70,752,966	$7,107,041
(2) Cost of Foreign Currencies	$—	$—	$—	$889,789	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

44	October 31, 2011

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2011

	The Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	The Delafield Fund	The Select Fund
Investment Income:
Dividends*
Unaffiliated issuers	$11,422,797	$127,589	$4,753,446	$8,251,640	$10,392,611	$403,146
Affiliated issuers	107,500	1,100	—	1,674,611	489,677	68,215
Interest	1,090	6	2,955	208,452	704,644	3,015

	11,531,387	128,695	4,756,401	10,134,703	11,586,932	474,376

Expenses:
Investment Adviser’s fee (See Note 4)	3,876,416	305,229	1,861,864	19,090,576	8,966,106	551,976
Distribution fees (See Note 4)	1,292,138	101,743	465,466	6,477,145	3,112,562	172,493
Administration fee (See Note 4)	775,283	61,046	279,280	3,886,287	1,867,537	103,495
Transfer agent and shareholder services fees	252,149	10,297	46,921	1,236,646	624,573	33,861
Printing and mailing expense	57,827	6,690	13,200	321,800	173,804	7,628
Trustee fees and expenses	50,727	4,146	17,085	238,587	115,034	6,510
Professional fees	45,341	7,765	22,102	274,087	112,471	9,924
Fund accounting fees	41,129	13,199	37,272	196,093	92,082	6,867
Registration fees	40,082	25,626	32,572	238,577	110,500	35,948
Custody fees	34,607	14,093	101,651	350,175	69,612	5,057
Other expenses (See Note 11)	20,697	2,884	13,633	101,396	45,511	2,206
Insurance expense	9,195	819	2,986	42,236	25,681	1,152
Excise tax	—	—	10,517	—	—	—

Total expenses before waiver	6,495,591	553,537	2,904,549	32,453,605	15,315,473	937,117
Less: Fees waived (See Note 4)	(43,826)	—	—	—	—	—

Net expenses	6,451,765	553,537	2,904,549	32,453,605	15,315,473	937,117

Net Investment Income (Loss)	5,079,622	(424,842)	1,851,852	(22,318,902)	(3,728,541)	(462,741)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	18,590,415	2,596,341	4,999,199	39,657,771	26,580,191	835,151
Affiliated issuers	(938,386)	446,288	—	2,885,975	(3,691,631)	(70,958)
Forward currency contracts	—	—	(228,893)	—	—	—
Foreign currency translation	690	(765)	(385,078)	(735,289)	—	—
Written Options	—	250	—	—	—	—

	17,652,719	3,042,114	4,385,228	41,808,457	22,888,560	764,193
Net change in unrealized appreciation (depreciation) on:
Investments	207,732	1,600,637	(15,372,777)	(19,034,718)	(40,431,393)	(5,381,939)
Forward currency contracts	—	—	105,599	—	—	—
Foreign currency translation	—	145	(539,850)	2,504,067	—	—

	207,732	1,600,782	(15,807,028)	(16,530,651)	(40,431,393)	(5,381,939)
Net gain (loss) on investments and foreign currency	17,860,451	4,642,896	(11,421,800)	25,277,806	(17,542,833)	(4,617,746)

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,940,073	$4,218,054	$(9,569,948)	$2,958,904	$(21,271,374)	$(5,080,487)

* Net of foreign taxes withheld	$148,176	$578	$506,665	$811,258	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	45

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		Opportunity Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income (loss)	$5,079,622	$7,384,106	$(424,842)	$(308,155)
Net realized gain on investments and foreign currency	17,652,719	15,319,648	3,042,114	1,418,029
Net change in unrealized appreciation (depreciation)	207,732	49,148,587	1,600,782	5,071,383

Net increase (decrease) in net assets resulting from operations	22,940,073	71,852,341	4,218,054	6,181,257
Dividends and distributions to shareholders:
Net investment income	(7,457,179)	(4,954,961)	—	—
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total dividends and distributions	(7,457,179)	(4,954,961)	—	—
Fund share transactions:
Shares sold	104,940,298	142,456,732	17,172,239	5,812,777
Shares issued to holders in reinvestment of dividends	6,567,494	4,041,138	—	—
Shares redeemed*	(125,118,930)	(107,195,396)	(7,290,932)	(9,628,207)

Net increase (decrease)	(13,611,138)	39,302,474	9,881,307	(3,815,430)

Net increase (decrease) in net assets	1,871,756	106,199,854	14,099,361	2,365,827
Net Assets:
Beginning of period	489,669,584	383,469,730	32,863,475	30,497,648

End of period**	$491,541,340	$489,669,584	$46,962,836	$32,863,475

* Net of redemption fees of:	$54,120	$37,740	$2,364	$424

** Including accumulated net investment income (loss) of:	$4,136,952	$6,319,760	$—	$(4,413)

The Accompanying Notes are an Integral Part of these Financial Statements.

46	October 31, 2011

The Tocqueville Trust

Statements of Changes in Net Assets

International Value Fund		Gold Fund		Delafield Fund		Select Fund
For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

$1,851,852	$1,375,838	$(22,318,902)	$(15,630,116)	$(3,728,541)	$(151,360)	$(462,741)	$(136,505)
4,385,228	395,547	41,808,457	49,553,458	22,888,560	36,471,167	764,193	2,803,415
(15,807,028)	20,080,959	(16,530,651)	681,084,802	(40,431,393)	124,092,551	(5,381,939)	6,854,132

(9,569,948)	21,852,344	2,958,904	715,008,144	(21,271,374)	160,412,358	(5,080,487)	9,521,042

(831,651)	(1,534,647)	—	—	—	—	—	(27,613)
—	—	(46,368,277)	(1,803,165)	—	—	(2,112,007)	—
—	—	—	—	—	(719,160)	—	—

(831,651)	(1,534,647)	(46,368,277)	(1,803,165)	—	(719,160)	(2,112,007)	(27,613)

107,151,161	15,384,677	1,494,120,323	936,511,037	714,889,299	354,831,009	60,470,466	14,517,906
615,614	1,121,673	42,874,881	1,723,993	—	682,368	2,067,329	27,465
(47,620,593)	(18,334,069)	(1,046,110,637)	(389,329,542)	(364,415,732)	(218,080,618)	(25,579,690)	(6,931,705)

60,146,182	(1,827,719)	490,884,567	548,905,488	350,473,567	137,432,759	36,958,105	7,613,666

49,744,583	18,489,978	447,475,194	1,262,110,467	329,202,193	297,125,957	29,765,611	17,107,095

150,103,343	131,613,365	2,199,602,727	937,492,260	933,673,585	636,547,628	41,788,138	24,681,043

$199,847,926	$150,103,343	$2,647,077,921	$2,199,602,727	$1,262,875,778	$933,673,585	$71,553,749	$41,788,138

$153,900	$18,321	$3,132,177	$1,224,208	$277,875	$188,324	$48,586	$22,745

$1,155,644	$717,508	$(26,998,621)	$(4,206,068)	$—	$—	$(8,797)	$(8,797)

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	47

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Tocqueville Select Fund are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

Effective October 12, 2010, the investment strategy of the Opportunity Fund was changed as described in the supplements dated August 12, 2010 to the Trust’s prospectus and statement of additional information. The Opportunity

48	October 31, 2011

Fund will invest primarily in stocks of small and mid capitalization companies, as measured at the time of initial purchase. The Fund seeks to invest in companies which management feels are market leaders in growth industries and have consistent growth in sales and earnings.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

b)  Repurchase agreements

The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Annual Report	49

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

c)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

d)  Fair valuation pricing inputs

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean between the latest bid and ask price will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. Warrants for which the underlying security is

50	October 31, 2011

registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in generals (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occuring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of October 31, 2011, involving the Funds’ assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Common Stocks*	$488,165,664	$—	$—	$488,165,664
Warrants*	—	188	—	188

Total Fund	$488,165,664	$188	$—	$488,165,852

Annual Report	51

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$10,462,546	$—	$—	$10,462,546
Consumer Staples	3,374,861	—	—	3,374,861
Energy	3,961,932	—	—	3,961,932
Financials	2,807,698	—	—	2,807,698
Health Care	6,597,841	—	—	6,597,841
Industrials	3,667,981	—	—	3,667,981
Information Technology	12,017,657	—	810,000	12,827,657
Materials	3,042,877	—	—	3,042,877
Telecommunication Services	194,220	—	—	194,220

Total Common Stocks	46,127,613	—	810,000	46,937,613
Repurchase Agreement	—	46,000	—	46,000

Total Fund	$46,127,613	$46,000	$810,000	$46,983,613

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,561,600	$3,956,442	$—	$5,518,042
Belgium	—	8,578,851	—	8,578,851
Canada	2,722,500	—	—	2,722,500
France	5,753,000	27,115,687	—	32,868,687
Germany	3,778,920	6,612,314	—	10,391,234
Hong Kong	—	5,700,821	—	5,700,821
Ireland	—	5,614,353	—	5,614,353
Italy	—	6,620,189	—	6,620,189
Japan	3,006,300	39,179,220	—	42,185,520
Luxembourg	—	1,840,655	—	1,840,655
Mexico	2,816,100	—	—	2,816,100
Netherlands	9,658,950	4,995,295	—	14,654,245
Norway	5,340,300	5,201,578	—	10,541,878
Spain	2,653,600	6,491,093	—	9,144,693
Switzerland	—	4,337,827	—	4,337,827
United Kingdom	5,289,600	11,548,270	—	16,837,870
United States	10,298,250	—	—	10,298,250

Total Common Stocks	52,879,120	137,792,595	—	190,671,715
Repurchase Agreement	—	8,116,000	—	8,116,000

Total Fund	$52,879,120	$145,908,595	$—	$198,787,715

Other Financial Instruments**
Total Forward Currency Contracts	—	$105,599	—	$105,599

52	October 31, 2011

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$2,092,807,579	$4,011,437	$11,912,807	$2,108,731,823
Other Precious Metals Related	102,474,131	—	37,551,255	140,025,386
Other	22,433,515	7,079,007	10,406,517	39,919,039

Total Common Stocks	2,217,715,225	11,090,444	59,870,579	2,288,676,248
Closed End Mutual Fund*	20,706,000	—	—	20,706,000
Warrants*	—	4,524,768	—	4,524,768
Gold Bullion	—	168,109,671	—	168,109,671
U.S. Treasury Bills	—	129,994,173	—	129,994,173
Repurchase Agreement	—	36,522,000	—	36,522,000

Total Fund	$2,238,421,225	$350,241,056	$59,870,579	$2,648,532,860

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,069,187,850	$—	$—	$1,069,187,850
Real Estate Investment Trust (REIT)	10,482,000	—	—	10,482,000
Money Market Fund	160,313,530	—	—	160,313,530

Total Fund	$1,239,983,380	$—	$—	$1,239,983,380

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$62,832,340	$—	$—	$62,832,340
Money Market Fund	8,636,297	—	—	8,636,297

Total Fund	$71,468,637	$—	$—	$71,468,637

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Transfers Into Level 1	$—	$—	$—	$48,079,571	$—	$—
Transfers Out of Level 1	—	—	(66,047,338)	—	—	—

Net Transfers Into/(Out of ) Level 1	—	—	(66,047,338)	48,079,571	—	—

Transfers Into Level 2	—	—	66,047,338	—	—	—
Transfers Out of Level 2	—	—	—	(48,079,571)	—	—

Net Transfers Into/(Out of ) Level 2	$—	$—	$66,047,338	$(48,079,571)	$—	$—

Annual Report	53

The movement between Level 1 and Level 2 in the International Value Fund was due to non-North American traded securities being fair valued on October 31, 2011. The movement from Level 2 to Level 1 in the Gold Fund was due to the release of restrictions on the securities.

Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Beginning Balance—November 1, 2010	$—	$—	$—	$30,842,633	$—	$—
Purchases	—	974,300	—	18,635,167	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	(164,300)	—	10,392,779	—	—
Transfers in/(out) of Level 3	—	—	—	—	—	—

Ending Balance—October 31, 2011	$—	$810,000	$—	$59,870,579	$—	$—

e)  Derivative instruments and hedging activities

The Funds’ Adviser may use derivative instruments, such as purchased options, written options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used both written call options and purchased put options to temporarily hedge against market volatility. In the International Value Fund, the Adviser used forward currency contracts to adjust exposure to foreign exchange rate risk.

The Tocqueville Opportunity Fund

Balance Sheet—Values of Derivative Instruments as of October 31, 2011.

The Tocqueville Opportunity Fund does not hold any derivative instruments as of October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011

	Realized Gain (Loss)
	Purchased Options	Written Options
Equity Contracts	$(3,840)	$250

Total	$(3,840)	$250

54	October 31, 2011

The Tocqueville International Value Fund

Balance Sheet—Values of Derivative Instruments as of October 31, 2011.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Foreign Currency Forward Contract	Appreciation on forward currency contracts	$105,599		$—

Total		$105,599		$—

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011

	Net Realized Loss on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Foreign Currency Forward Contract	$(228,893)	$105,599

Total	$(228,893)	$105,599

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered.

The average monthly market value of purchased and written options during the year ended October 31, 2011 were as follows:

Opportunity Fund
Purchased Options	$700
Written Options	—

Annual Report	55

The average monthly notional amount of forward currency contracts during the year ended October 31, 2011 was as follows:

International Value Fund
Long Positions	$—
Forward Currency Contracts
Short Positions	$4,624,625
Forward Currency Contracts

f)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Delafield Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

g)  Written option accounting

The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Select Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

56	October 31, 2011

h)  Dividends and distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

i)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2011, or for any other tax years which are open for exam. As of October 31, 2011, open tax years include the tax years ended October 31, 2008 through 2011. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2011, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$194,749	$(194,749)	$—
Opportunity Fund	429,255	(68,658)	(360,597)
International Value Fund	(582,065)	582,065	—
Gold Fund	(473,651)	468,798	4,853
Delafield Fund	3,728,541	—	(3,728,541)
Select Fund	462,741	1	(462,742)

Annual Report	57

The permanent differences primarily relate to net operating losses and foreign currency reclasses.

As of October 31, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of investments	$458,734,358	$40,738,754	$191,744,902	$1,658,428,518	$1,151,191,764	$66,954,312

Unrealized appreciation	74,992,389	8,282,070	24,448,810	1,126,526,760	164,370,470	9,554,381
Unrealized depreciation	(45,560,895)	(2,037,211)	(17,405,997)	(136,422,418)	(75,578,854)	(5,040,056)

Net unrealized appreciation	29,431,494	6,244,859	7,042,813	990,104,342	88,791,616	4,514,325

Undistributed operating income	4,136,952	—	1,261,244	15,486,206	—	—
Undistributed long-term gains	—	—	—	26,795,902	16,537,498	764,173

Distributable earnings	4,136,952	—	1,261,244	42,282,108	16,537,498	764,173

Other accumulated gain/(loss)	(31,642,409)	(5,183,559)	(7,245,264)	12,741	—	(8,797)

Total accumulated gain/(loss)	$1,926,037	$1,061,300	$1,058,793	$1,032,399,191	$105,329,114	$5,269,701

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

The tax character of distributions paid during the periods ended October 31, 2011 and 2010 was as follows:

	October 31, 2011
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Tocqueville Fund	$7,457,179	$—	$—	$7,457,179
Opportunity Fund	—	—	—	—
International Value Fund	831,651	—	—	831,651
Gold Fund	—	46,368,277	—	46,368,277
Delafield Fund	—	—	—	—
Select Fund	282,014	1,829,993	—	2,112,007

	October 31, 2010
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Tocqueville Fund	$4,954,961	$—	$—	$4,954,961
Opportunity Fund	—	—	—	—
International Value Fund	1,534,647	—	—	1,534,647
Gold Fund	—	1,803,165	—	1,803,165
Delafield Fund	—	—	719,160	719,160
Select Fund	27,613	—	—	27,613

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2011 and 2010.

58	October 31, 2011

At October 31, 2011, certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Tocqueville Fund	Opportunity Fund	International Value Fund
Capital losses expiring on:
10/31/2017	$31,642,409	$5,183,559	$7,254,600

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective October 31, 2010, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement was renewed effective October 31, 2011 and will remain in effect until March 1, 2013. For the fiscal year ended October 31, 2011, the Adviser waived $43,826 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2011, the Adviser has made payments of $123,473, $9,709, $ 44,403, $618,456, $297,098, and $16,444 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the year ended October 31, 2011, were $201,667, $29,165, $24,765, $30,375, $54,106, and $14,695, respectively.

Annual Report	59

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
The Tocqueville Fund	Shares	Shares
Shares sold	4,607,900	7,015,241
Shares issued to holders in reinvestment of dividends	295,833	203,892
Shares redeemed	(5,531,619)	(5,240,419)

Net increase (decrease)	(627,886)	1,978,714

The Tocqueville Opportunity Fund
Shares sold	1,140,439	472,367
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(489,872)	(813,438)

Net increase (decrease)	650,567	(341,071)

The Tocqueville International Value Fund
Shares sold	8,270,352	1,398,815
Shares issued to holders in reinvestment of dividends	49,328	102,342
Shares redeemed	(4,051,383)	(1,671,623)

Net increase (decrease)	4,268,297	(170,466)

The Tocqueville Gold Fund
Shares sold	17,575,521	14,061,481
Shares issued to holders in reinvestment of dividends	498,255	30,182
Shares redeemed	(12,604,092)	(6,127,797)

Net increase	5,469,684	7,963,866

The Delafield Fund
Shares sold	24,411,778	14,274,437
Shares issued to holders in reinvestment of dividends	—	29,759
Shares redeemed	(13,045,815)	(9,085,090)

Net increase	11,365,963	5,219,106

The Tocqueville Select Fund
Shares sold	4,890,152	1,383,358
Shares issued to holders in reinvestment of dividends	166,855	3,045
Shares redeemed	(2,206,460)	(683,159)

Net increase	2,850,547	703,244

60	October 31, 2011

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated March 1, 2011, as supplemented. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended October 31, 2011 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$142,227,424	$54,427,397	$119,869,635	$689,337,357	$713,169,444	$49,596,118

Sales:	$161,401,570	$44,875,304	$51,652,824	$70,663,104	$386,668,281	$16,234,836

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$10,000,000	$—

8.    TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2010 through October 31, 2011. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

The Tocqueville Fund

Issuer Name	Share Balance At Nov. 1, 2010	Additions	Reductions	Share Balance At October 31, 2011	Dividend Income	Realized Gain/(Loss)	Value At October 31, 2011	Cost At October 31, 2011
Alaska Communication Systems Group, Inc. (a)	550,000	—	(550,000)	—	$107,500	$(938,386)	$—	$—

					$107,500	$(938,386)	$—	$—

The Tocqueville Opportunity Fund
Issuer Name	Share Balance At Nov. 1, 2010	Additions	Reductions	Share Balance At October 31, 2011	Dividend Income	Realized Gain/(Loss)	Value At October 31, 2011	Cost At October 31, 2011
1-800 Flowers.com, Inc. (a)	50,000	—	(50,000)	—	$—	$(187,368)	$—	$—
Landec Corp. (a)	15,000	—	(15,000)	—	—	(48,132)	—	—

Annual Report	61

Issuer Name	Share Balance At Nov. 1, 2010	Additions	Reductions	Share Balance At October 31, 2011	Dividend Income	Realized Gain/(Loss)	Value At October 31, 2011	Cost At October 31, 2011
Minerals Technologies, Inc.	13,000	—	(11,000)	2,000	$1,100	$246,234	$109,680	$102,874
Silicon Image, Inc. (a)	75,000	—	(75,000)	—	—	321,601	—	—
TeleCommunication Systems, Inc. (a)	30,000	—	(30,000)	—	—	(112,668)	—	—
Ultratech, Inc. (a)	20,000	—	(20,000)	—	—	226,621	—	—

					$1,100	$446,288	$109,680	$102,874
The Tocqueville Gold Fund
Atac Resources Ltd.	7,000,000	3,261,700	—	10,261,700	$—	$—	$43,239,669	$37,121,703
Banro Corp. (a)	5,181,100	2,338,400	—	7,519,500	—	—	31,986,637	19,698,955
Blue Gold Mining, Inc.	—	4,000,000	—	4,000,000	—	—	4,011,437	3,845,969
Blue Gold Mining, Inc. Warrants	—	2,000,000	—	2,000,000	—	—	917	—
Corvus Gold, Inc.	2,079,902	—	(1)	2,079,901	—	(1)	1,314,610	1,617,492
Gold Resource Corp.	3,800,797	170,300	(328,800)	3,642,297	1,674,611	6,617,267	81,951,682	35,567,058
International Tower Hill Mines Ltd.	2,493,136	—	—	2,493,136	—	—	12,839,650	5,978,092
International Tower Hill Mines Ltd.	1,666,667	4,000,000	—	5,666,667	—	—	28,539,422	33,656,021
Primero Mining Corp. (a)	4,621,000	1,766,800	(2,123,000)	4,264,800	—	(3,731,291)	11,980,376	21,505,060
Primero Mining Corp. Warrants (a)	1,848,400	—	—	1,848,400	$—	$—	$723,227	$—
Richfield Ventures Corp. (a)(b)	2,800,000	1,400,000	(4,200,000)	—	—	—	—	—
Richfield Ventures Corp. Warrants (a)(b)	1,400,000	—	(1,400,000)	—	—	—	—	—
Rockhaven Resources Ltd.	—	5,000,000	—	5,000,000	—	—	2,508,151	6,265,337
Romarco Minerals (a)	15,387,800	1,500,000	—	16,887,800	—	—	16,604,007	14,230,595
Scorpio Mining Corp.	16,699,542	9,491,277	—	26,190,819	—	—	53,077,948	24,959,758
Silver Range Resources Ltd. (c)	—	3,450,000	—	3,450,000	—	—	3,980,436	—
Strategic Metals Ltd.	10,350,000	—	—	10,350,000	—	—	14,329,571	14,840,544
Torex Gold Resources, Inc. (a)	5,000,000	6,267,400	—	11,267,400	—	—	17,182,291	16,526,328
Torex Gold Resources, Inc., Warrants (a)	1,250,000	—	—	1,250,000	—	—	294,708	—
Trevali Mining Corp.	—	8,000,000	—	8,000,000			7,079,007	12,381,345

					$1,674,611	$2,885,975	$331,643,746	$248,194,257

The Delafield Fund
Albany International Corp.	1,050,000	25,000	(350,000)	725,000	$403,187	$(2,726,310)	$16,377,750	$11,373,437
Checkpoint Systems, Inc.	1,300,000	850,000	—	2,150,000	—	—	28,487,500	36,419,006
Minerals Technologies, Inc.	334,800	160,200	(75,000)	420,000	86,490	(965,321)	23,032,800	22,960,523

					$489,677	$(3,691,631)	$67,898,050	$70,752,966

62	October 31, 2011

Issuer Name	Share Balance At Nov. 1, 2010	Additions	Reductions	Share Balance At October 31, 2011	Dividend Income	Realized Gain/(Loss)	Value At October 31, 2011	Cost At October 31, 2011
The Tocqueville Select Fund
Albany International Corp.	108,000	17,500	(6,000)	119,500	$59,690	$(63,678)	$2,699,505	$1,901,613
Checkpoint Systems, Inc.	79,000	94,000	—	173,000	—	—	2,292,250	2,851,736
Minerals Technologies, Inc.	29,500	22,000	(11,500)	40,000	8,525	(7,280)	2,193,600	2,353,692

					$68,215	$(70,958)	$7,185,355	$7,107,041
(a)	Security is no longer an affiliated company at October 31, 2011.
(b)	Richfield Ventures was acquired in a stock-for-stock deal by New Gold, Inc.
(c)	Silver Range Resources was acquired in a spin-off from Strategic Metals Ltd.

9.    LINE OF CREDIT

The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund each have a revolving secured credit facility with U.S. Bank, the Trust’s custodian, in the amounts of $40,000,000, $3,000,000, $10,000,000, $130,000,000, $40,000,000 and $9,500,000, respectively, for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Each Fund’s line of credit is secured by the respective fund’s assets. The lines of credit have a one year term and are reviewed annually by the Board of Trustees. The current agreements run through May 31, 2012. The interest rate as of October 31, 2011 was 2.75%. During the year ended October 31, 2011, the Tocqueville Fund’s maximum borrowing was $4,674,000 and average borrowing was $49,477, the Opportunity Fund’s maximum borrowing was $803,000 and average borrowing was $41,452, and the Gold Fund’s maximum borrowing was $21,854,000 and average borrowing was $341,800. This borrowing resulted in interest expenses of $1,209, $1,380 and $6,295, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, the Delafield Fund, and the Select Fund did not use their lines of credit. The Tocqueville Fund had an outstanding loan balance in the amount of $1,228,453 as of October 31, 2011.

10.    NEW TAX LAW

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Annual Report	63

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. The provisions related to the RIC Modernization Act for qualification testing are effective for the October 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is October 31, 2012 taxable year.

11.    OTHER EXPENSES

Other expenses includes Chief Compliance Officer compensation. For the fiscal year ended October 31, 2011, compensation to the Trust’s Chief Compliance Officer from the Funds amounted to $10,693, $821, $4,403, $61,622, $28,238, and $1,344 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively.

64	October 31, 2011

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    The Tocqueville Trust:

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, and The Select Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund; the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the two years then ended and for the period January 1, 2009 to October 31, 2009 for The Delafield Fund and The Tocqueville Select Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended December 31, 2008 for The Delafield Fund and for the period September 28, 2008 (inception) through December 31, 2008 for The Select Fund was audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Tocqueville Trust as of October 31, 2011, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund; the results of operations for the year then ended, changes in net assets and financial highlights for each of the two years then ended and for the period January 1, 2009 to October 31, 2009 for The Delafield Fund and The Tocqueville Select Fund, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois

December 29, 2011

Annual Report	65

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (75) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

Charles W. Caulkins (55) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Partner, Chora Capital, LLC from June 2010 to present; Marketing Manager, L.R. Global Partners from January 2008 to May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Phoenix House from January 2001 to 2007; Director, Bridges to Community from July 2002 to 2006.

James W. Gerard (50) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, January 2010 to present. Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	6	Director, American Overseas Memorial Day Association, 1988 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Blerancourt, 1992-present; Director and Treasurer ASPCA, 1988 to 2008;

66	October 31, 2011

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (69) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys-at-law) 1990-present.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (64) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired, Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	6	Trustee, Adirondock Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to present).

Alexander Douglas (64) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (68) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

Annual Report	67

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (62) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Cleo Kotis (36) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

John Cassidy (68) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2010	Treasurer, Tocqueville Asset Management L.P., from May 2002 to present.	N/A	N/A

Elizabeth Bosco (63) 40 W. 57th St., 19th Floor New York, NY 10019	Anti- Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer (January 2009-present), Tocqueville Securities L.P.; Compliance Officer (January 1997-January 2009), Tocqueville Securities L.P. and Tocqueville Asset Management, L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

68	October 31, 2011

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (64) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements and the Administration Agreement, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreements and the quality of those services provided to the Tocqueville Fund, the Tocqueville Opportunity Fund, the Tocqueville International Value Fund, the Tocqueville Gold Fund, the Delafield Fund and the Tocqueville Select Fund (the “Funds”) over the past year. The Trustees noted that the services include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Funds pursuant to the terms of a separate Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser to the Funds had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreements for the Funds; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing

Annual Report	69

relationship with the Trust. The Trustees also noted the high quality of services provided by the Adviser under the Administration Agreement.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and the Administration Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

2)  The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, as applicable, ended July 31, 2011. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with average net assets between $470 million and $575 million, for the Tocqueville Fund; the Morningstar Small Blend Funds peer group, with average net assets between $25 million and $60 million, for the Tocqueville Opportunity Fund; the Morningstar Foreign Small/Mid Value Funds peer group, with average net assets between $185 million and $345 million, for the Tocqueville International Value Fund; the Morningstar Precious Metals Funds peer group, with average net assets between $1.7 billion and $3.8 billion, for the Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $925 million and $1.57 billion, for the Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $50 million and $100 million, for the Tocqueville Select Fund (the “Performance Peer Groups”). The Trustees considered that the performance information for the Delafield Fund and the Tocqueville Select Fund includes the performance information of their respective predecessor funds, which had different investment advisers, but the Trustees considered this information since these Funds have substantially the same portfolio management team.

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for the Tocqueville Fund; the Russell 2500 Index for the Tocqueville Opportunity Fund; the Morgan Stanley EAFE Index for the Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold & Silver Index for the Tocqueville Gold Fund; the S&P 500 Index and the Russell 2000 Index for the Delafield Fund; and the Russell 2500 Index and the Russell 2000 Index for the Tocqueville Select Fund (the “Indices”) for the one-year, three-year, five-year and ten-year periods ended July 31, 2011 for all the Funds. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Funds against their respective Performance Peer Groups was satisfactory. In particular, the Trustees noted that the Tocqueville Fund had outperformed as compared to its Index for the five-year and ten-year periods and underperformed for the one-year and three-year periods, and outperformed the median of its Performance Peer Group for all periods, except the one-year period. The Trustees noted that with respect to the Tocqueville Opportunity Fund that despite underperforming its Index for all time periods, except the one-year period, the Fund had outperformed the median of its Performance Peer Group for all periods except the ten-year period. The Trustees further noted that the Tocqueville International Value Fund outperformed its Index for all time periods and outperformed the median of its Performance Peer Group for the all periods except the five-year period. The Trustees noted that the Tocqueville Gold Fund outperformed its Indices and the median of its Performance Peer Group for all periods. The Trustees noted that the Delafield Fund outperformed its Indices for all time periods except the one-year period and

70	October 31, 2011

outperformed the median of its Performance Peer Group for all time periods except the one-year period. The Trustees noted that the Tocqueville Select Fund outperformed its Indices for all time periods except the one-year period and outperformed the median of its Performance Peer Group for all time periods except the one-year period.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Cap Blend Funds peer group, with average net assets between $350 million and $650 million, for the Tocqueville Fund; the Morningstar Small Blend Funds peer group, with average net assets between $20 million and $80 million, for the Tocqueville Opportunity Fund; the Morningstar Foreign Small/Mid Value Funds peer group, with average net assets between $50 million and $500 million, for the Tocqueville International Value Fund; the Morningstar Precious Metals Funds peer group, with average net assets above $500 million, for the Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $750 million and $1.75 billion, for the Delafield Fund; and the Morningstar Small Value Funds peer group, with average net assets between $50 million and $150 million, for the Tocqueville Select Fund (the “Expense Peer Groups”). The Adviser noted that it does not advise or sub-advise other funds with an investment policy similar to the Funds’ or other types of accounts, such as institutional and pension accounts, with similar investment policies to the Funds’. The Trustees considered comparative total fund expenses of the Funds and the Expense Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for each of the Funds were reasonable, despite the contractual advisory fee rate being above average for the Tocqueville Fund, the Tocqueville International Value Fund and the Tocqueville Gold Fund and the administration fee being above average for the Tocqueville International Value Fund, the Tocqueville Gold Fund, the Delafield Fund and the Tocqueville Select Fund, when compared to their respective Expense Peer Groups. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for the Tocqueville Fund, the Tocqueville International Value Fund, the Delafield Fund and the Tocqueville Select Fund were above average, when compared to their respective Expense Peer Groups and that the total expense ratio for the Tocqueville Opportunity Fund and the Tocqueville Gold Fund were below average, when compared to their respective Expense Peer Groups. The Board also noted that the Tocqueville Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2010. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees also received and reviewed the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2010. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

Annual Report	71

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds, except for the Tocqueville Select Fund, currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. The Trustees considered that breakpoints are not necessary at this time for the Tocqueville Select Fund, given the small size of the Tocqueville Select Fund. In the event there was significant asset growth in the future in a Fund, the Trustee’s determined to reassess whether the advisory fees, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Funds’ advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Trustees were also assisted by the advice of independent counsel in making this determination.

3.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to

72	October 31, 2011

publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

5.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	97.99%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2011 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	2.35%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	96.61%

For the period ended October 31, 2011, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	1.42%
Opportunity Fund	0.00%
International Value Fund	0.86%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.27%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	100.00%

Annual Report	73

6.    FOREIGN TAX CREDIT

For the year ended October 31, 2011, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	$0.01374	$0.00024
Belgium	0.03435	0.00515
Brazil	0.00601	0.00081
Canada	0.00036	0.00005
Curacao	0.00171	0.00000
Finland	0.00000	0.00000
France	0.06775	0.00773
Germany	0.01178	0.00177
Greece	0.00070	0.00015
Hong Kong	0.02227	0.00000
Indonesia	0.00000	0.00000
Ireland	0.00862	0.00114
Italy	0.01246	0.00187
Japan	0.04606	0.00322
Jersey	0.00455	0.00000
Mexico	0.00358	0.00000
Netherlands	0.01322	0.00198
Netherlands Antilles	0.00000	0.00000
Singapore	0.00000	0.00000
South Africa	0.00059	0.00000
Spain	0.02662	0.00377
Switzerland	0.00848	0.00127
Thailand	0.00000	0.00000

	$0.28285	$0.02915

74	October 31, 2011

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQRPANNU    11

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there are three audit committee financial experts serving on its audit committee, James Gerard, William Nolan III, and Guy Main, who are “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	FYE 10/31/11	FYE 10/31/10
4(a) Audit Fees	$142,000	$136,500
4(b) Audit Related Fees	$0	$3,000
4(c) Tax Fees	$19,200	$18,000
4(d) All Other Fees	$0	$0

“Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4(e)(1) The registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the registrant and (ii) any non-audit services performed by the accountants for the registrant’s investment adviser and control persons of the adviser that provide ongoing services to the registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended

October 31, 2011 were $19,200 and $0, respectively. The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2010 were $18,900 and $0, respectively.

4(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant’s disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

2

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	1/6/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	1/6/2012

By (Signature and Title)*	/s/ John Cassidy
John Cassidy, Treasurer

Date	1/6/2012

*	Print the name and title of each signing officer under his or her signature.

1